PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Class 1 and Class 2 Shares

(the “Fund”)

Statement of Additional Information

dated May 1, 2011

Information incorporated by reference: The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31,
2010, are hereby incorporated by reference into and are legally a part of this SAI.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI for the Classes 1 and 2 shares together with the Fund's prospectus dated May 1, 2011 for the Classes 1 and 2 shares.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Funds, Inc.
P. O. Box 8024
Boston, MA 02266-8024

The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.PrincipalFunds.com.

TABLE OF CONTENTS
Fund History	3
Description of the Fund’s Investments and Risks	4
Leadership Structure and Board of Directors	22
Management Information	25
Control Persons & Principal Holders of Securities	31
Investment Advisory and Other Services	53
Brokerage Allocation and Other Practices	62
Pricing of Fund Shares	80
Multiple Class Structure	82
Intermediary Compensation	84
Tax Status	84
Portfolio Holdings Disclosure	85
Proxy Voting Policies and Procedures	86
General Information	87
Financial Statements	87
Independent Registered Public Accounting Firm	87
Disclosure Regarding Portfolio Managers	87
Appendix A - Description of Bond Ratings	108
Appendix B - Proxy Voting Policies	113

FUND HISTORY

Principal Variable Contracts Funds, Inc. (the “Fund”) was organized as Principal Variable Contracts Fund, Inc. on
May 27, 1997 as a Maryland corporation. The Fund changed its name to Principal Variable Contracts Funds, Inc.
effective May 17, 2008.

On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios,
LLC.

Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Asset Allocation	X
Balanced	X
Bond & Mortgage Securities	X
Diversified Balanced		X
Diversified Growth		X
Diversified International	X	X
Equity Income	X	X
Government & High Quality Bond	X	X
Income	X	X
International Emerging Markets	X
LargeCap Blend II	X	X
LargeCap Growth	X	X
LargeCap Growth I	X
LargeCap S&P 500 Index	X
LargeCap Value	X
MidCap Blend	X	X
Money Market	X	X
Principal Capital Appreciation	X	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X
Principal LifeTime 2030	X
Principal LifeTime 2040	X
Principal LifeTime 2050	X
Principal LifeTime Strategic Income	X
Real Estate Securities	X	X
SAM Balanced	X	X
SAM Conservative Balanced	X	X
SAM Conservative Growth	X	X
SAM Flexible Income	X	X
SAM Strategic Growth	X	X
Short-Term Income	X	X
SmallCap Blend	X
SmallCap Growth II	X	X
SmallCap Value I	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.

Principal Management Corporation (“Principal” or the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The
Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the
Account fully invested in a manner consistent with its investment objective. Principal may also recommend to the
Board, and the Board may elect, to close certain share classes to new or new and existing investors.

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Accounts." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Accounts is diversified except Real Estate Securities Account which is non-
diversified.

Fund Policies
The investment objectives, investment strategies and the principal risks of each Account are described in the
Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental
Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected
Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding
Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional
Information.

Fundamental Restrictions
Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a
matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.
This paragraph does not apply to the Diversified Balanced Account or Diversified Growth Account.

6)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, c) participate in an interfund lending program with affiliated investment companies to the extent permitted by the 1940 Act or by any exemptions that may be granted by the Securities and Exchange Commission, and d) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper. The paragraph applies only to the Diversified Balanced Account and Diversified Growth Account.

7)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts, the Strategic
Asset Management Portfolios, the Real Estate Securities Account, the Diversified Balanced Account, or the
Diversified Growth Account.

8)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

9)	Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities
Account.

10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
Each of the Accounts, except the Diversified Balanced Account, Diversified Growth Account, Principal LifeTime
Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (5% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International
Emerging Markets, and Money Market Accounts each may invest up to 100% of its assets in foreign securities.
The LargeCap S&P 500 Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities
Account).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Account (except Asset Allocation, Balanced, Diversified International, Income, International Emerging Markets,
Principal Capital Appreciation, and Short-Term Income) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the
Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the
Account. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios and the Diversified Balanced
Account and Diversified Growth Account have also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset
Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule
144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on
U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities.
In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

• American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
• European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations)
than investments in larger, more mature companies. Smaller companies may be less mature than older companies.
At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures
Contracts
The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, and
Diversified Growth Account) may each engage in the practices described under this heading.

• Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the
Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets.

• Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The
Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

• Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation before the option is exercised. The
Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

• Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security.
In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

• Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The
Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

• Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an
Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

• Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index.
Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the
Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

• Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the
Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about
5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the
Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An
Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

• Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract
(assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the
Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

• Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account’s successful use of futures contracts is subject to the ability of the
Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

• Limitations on the Use of Futures and Options on Futures Contracts. Each Account that utilizes futures contracts has claimed an exclusion from the definition of a "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and LargeCap Growth I) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” an Account may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are contractually required to “cash settle,” however, an Account is permitted to set aside or “earmark” liquid assets in an amount equal to the Account’s daily marked to market (net)
obligation, if any (in other words, the Account’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Account will have the ability to utilize these contracts to a greater extent than if the Account were required to segregate or “earmark” assets equal to the full market value of the futures contract.

High-Yield/High-Risk Bonds
Accounts may invest a portion of their assets in bonds that are rated below investment grade (i.e., bonds rated BB+
or lower by Standard & Poor’s Ratings Services or Ba1 or lower by Moody’s Investors Service, Inc. or if unrated, determined to be of comparable quality) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.
Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the
Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the
Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for
U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

The Accounts may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations
("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the
Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”)

Zero-coupon securities
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par)
value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy
Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation;
and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Securities Lending
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the
Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
Each Account, other than the Diversified Balanced Account, Diversified Growth Account, Principal LifeTime Accounts
and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future. An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time.
Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging.
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency forward contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an
Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-
to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security.
Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the
Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage
Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields
(and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-
buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-
buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Swap Agreements and Options on Swap Agreements
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or
“cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account’s investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account
(if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the
Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Whether an Account’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s
Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the
Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

• the frequency of trades and quotations,
• the number of dealers and prospective purchasers in the marketplace,
• dealer undertakings to make a market,
• the nature of the security (including any demand or tender features), and
• the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this
Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the
Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position
The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

• U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
• U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the
U.S. government.
• U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan
Banks, and Federal Intermediate Credit Banks.
• U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan
Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

• Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the
Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets provided the certificates do not exceed the level of insurance (currently $100,000)
provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

• Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

• Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

• Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

• Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services,
Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than
Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies
Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Account would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans.
A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-
payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered
Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Industry Concentrations
Each of the Accounts, except the Real Estate Securities and the LargeCap S&P 500 Index Accounts, may not
concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500
Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated. The portion of the SmallCap Growth Account II sub-advised by Emerald Advisers, Inc. measures industry concentration using the Data Monitor Portfolio Monitoring System of William O'Neil & Co., Incorporated.
Each of the Accounts sub-advised by Edge Asset Management, Inc. (“Edge”), uses the Global Industry Classification
Standard (GICS®) to measure industry concentration. The other Accounts use the Directory of Companies Filing
Annual Reports with the Securities and Exchange Commission (“SEC”) to measure industry concentration. The
Accounts interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions. The Accounts view their investments in privately issued mortgage-related securities or asset-backed securities as not representing interests in any particular industry or group of industries.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Account/Portfolio	2010	2009	Explanation

Diversified Balanced	20.2%	0.0%	The Account commenced operations on December 30, 2009. Investment
			activity began in January 2010.

Diversified Growth	13.6%	0.0%	The Account commenced operations on December 30, 2009. Investment
			activity began in January 2010.

Government & High Quality Bond	79.1%	22.4%	Turnover was elevated in 2010 as a result of repositioning the portfolio
			given clarity regarding the economic trajectory.

LargeCap Blend II	34.7%	79.0%	During 2009, Principal implemented a core-satellite structure on this
			Fund. The process included adding a core portfolio advised by Principal
			and adding an additional sub-advisor (satellite manager). These actions
			elevated turnover in 2009.

Account/Portfolio	2010	2009	Explanation

Principal LifeTime 2030	36.2%	8.3%	During 2010, several changes were made to the underlying funds
			including substituting some funds. This resulted in higher turnover levels
			during the year.

Principal LifeTime 2040	41.6%	18.6%	During 2010, several changes were made to the underlying funds
			including substituting some funds. This resulted in higher turnover levels
			during the year.

Principal LifeTime 2050	45.1%	16.8%	During 2010, several changes were made to the underlying funds
			including substituting some funds. This resulted in higher turnover levels
			during the year.

SAM Balanced	36.3%	3.2%	Turnover increased in this Portfolio due to Portfolio reallocation to add
			asset classes for increased diversification and enhanced returns.

SAM Conservative Balanced	34.4%	9.1%	Turnover increased in this Portfolio due to Portfolio reallocation to add
			asset classes for increased diversification and enhanced returns.

SAM Conservative Growth	42.2%	12.0%	Turnover increased in this Portfolio due to Portfolio reallocation to add
			asset classes for increased diversification and enhanced returns.

SAM Strategic Growth	51.7%	8.1%	Turnover increased in this Portfolio due to Portfolio reallocation to add
			asset classes for increased diversification and enhanced returns.

Short-Term Income	85.4%	24.6%	Turnover was elevated in 2010 due to the merger of the Short-Term
			Bond Account into the Short-Term Income Account in 2010.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Overall responsibility for directing the business and affairs of the Fund rests with the Board of Directors, who are elected by the Fund's shareholders. In addition to serving on the Board of Directors of the Fund, each director serves on the Board of Principal Funds, Inc. (PFI). The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The
Board of Directors elects the officers of the Fund to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are not “interested persons”
(“Independent Directors”) of the Fund meet annually to consider renewal of the Fund’s advisory contracts. The Board is currently composed of twelve members, nine of whom are Independent Directors of the Fund. Each director has significant prior senior management and/or board experience.

The Chairman of the Board is an interested person of the Fund. The independent directors of the Fund have appointed a lead independent director whose role is to review and approve, with the Chairman, the agenda for each
Board meeting and facilitate communication among the Fund's independent directors as well as communication between the independent directors, management of the Fund and the full Board. The Fund has determined that the
Board's leadership structure is appropriate given the characteristics and circumstances of the Fund, including such items as the number of series or portfolios that comprise the Fund, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Board and the distribution arrangements of the Fund.

The directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each independent director, a demonstrated willingness to take an independent and questioning view of management. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this Statement of Additional
Information, that each person identified below should serve as a director for the Fund. As required by rules the
Securities and Exchange Commission (“SEC”) has adopted under the Investment Company Act, the Fund's
Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a director of the Fund since 2004. Ms. Ballantine has also served as a director of PFI since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and director of McClatchy Company, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Kristianne Blake. Ms. Blake has served as a director of the Fund since 2007. Ms. Blake has also served as a director of PFI since 2007. From 1998-2007, Ms. Blake served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000. Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos. Mr. Damos has served as a director of the Fund since 2008. Mr. Damos has also served as a director of PFI since 2008. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, Mr. Damos served as the Chief Financial Officer of
Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Richard W. Gilbert. Mr. Gilbert has served as a director of the Fund since 2000. Mr. Gilbert has also served as a director of PFI since 2000. From 1988-1993, Mr. Gilbert served as the Chairman of the Board of the Federal Home
Loan Bank of Chicago. Since 2005, Mr. Gilbert has served as a director of Calamos Asset Management, Inc.
Through his service as a director of Principal Funds and his employment experience, Mr. Gilbert is experienced with financial, regulatory and investment matters.

Mark A. Grimmett. Mr. Grimmett has served as a director of the Fund since 2004. Mr. Grimmett has also served as a director of PFI since 2004. Mr. Grimmett is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

Fritz Hirsch. Mr. Hirsch has served as director of the Fund since 2005. Mr. Hirsch has also served as a director of the PFI since 2005. From 1983-1985, Mr. Hirsch served as Chief Financial Officer of Sassy, Inc. From 1986-2009,
Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of
MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

William Kimball. Mr. Kimball has served as director of the Fund since 2000. Mr. Kimball has also served as a director of the PFI since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies,
Inc. Prior to 1998, Mr. Kimball served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Store, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Barbara Lukavsky. Ms. Lukavsky has served as a director of the Fund since 1993. Ms. Lukavsky has also served as a director of PFI since 1993. Ms. Lukavsky founded Barbican Enterprises, Inc. and since 1994 has served as its
President and CEO. Through her experience as a director of the Principal Funds and employment experience, Ms.
Lukavsky is experienced with financial, regulatory, marketing and investment matters.

Daniel Pavelich. Mr. Pavelich has served as a director of the Fund since 2007. Mr. Pavelich has also served as a director of PFI since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From
1996-1999, Mr. Pavelich served as Chairman and CEO of BDO Seidman and as its Chairman from 1994-1996.
Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

Interested Directors
Ralph C. Eucher. Mr. Eucher has served as a director of the Fund since 1999. Mr. Eucher has also served as a director of PFI since 1999. Mr. Eucher has served as a director of Principal Management Corporation and Princor
Financial Services Corporation since 1999. Mr. Eucher has been a Senior Vice President at Principal Financial
Group, Inc. since 2002. Through his professional training and experience as an attorney and his service as a director of Principal Funds and his employment experience, Mr. Eucher is experienced with financial, regulatory and investment matters.

Nora M. Everett. Ms. Everett has served as a director of the Fund since 2008. Ms. Everett has also served as a director of PFI since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at
Principal Financial Group, Inc. From 2001-2004, Ms. Everett was Vice President and Counsel at Principal Financial
Group. Through her professional training and experience as an attorney and her service as a director of Principal
Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

William G. Papesh. Mr. Papesh has served as a director of the Fund since 2007. Mr. Papesh has also served as a director of PFI since 2007. From 1987-2007, Mr. Papesh served as a Trustee, President and Chief Executive Officer of the WM Group of Funds. Through his experience as a director of mutual funds and his employment experience,
Mr. Papesh is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and
Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisers, the Fund's Chief
Compliance Officer, the independent registered public accounting firm for the Fund, internal auditors for Principal or its affiliates, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of Fund management and Principal, reviews investment policies and risks in connection with its review of the Funds' performance. The
Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a Principal valuation committee comprised of Fund officers and officers of Principal and has approved and periodically reviews valuation policies applicable to valuing the Fund's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces.

Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. and Principal
Variable Contracts Funds, Inc.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit
Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.
The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the
Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held four meetings during the last fiscal year.

Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval;
4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The
Executive Committee held no meetings during the last fiscal year.

Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Boards of Directors and the committees the Boards establish. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex (as defined in the 1940 Act) for election to the
Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund
Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 650 8th
Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience;
geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance
Committee held four meetings during the last fiscal year.

Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund
Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

MANAGEMENT INFORMATION

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the
Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested
Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal
Funds, Inc.

The following directors are considered to be Independent Directors.

Number of
Portfolios
		Length		in Fund
		of Time		Complex
Name, Address,	Position(s) Held	Served as	Principal Occupation(s)	Overseen by	Other Directorships
and Year of Birth	with Fund	Director	During Past 5 Years	Director	Held by Director
Elizabeth Ballantine	Director	Since 2004	Principal, EBA Associates	97	Durango Herald, Inc.;
711 High Street	Member Nominating		(consulting and investments)		McClatchy
Des Moines, Iowa 50392	and Governance				Newspapers, Inc.
1948	Committee

Kristianne Blake	Director	Since 2007	President, Kristianne Gates	97	Avista Corporation;
711 High Street	Member Operations		Blake, P.S. (personal financial		Russell Investment
Des Moines, Iowa 50392	Committee		and tax planning)		Company*
1954					Russell Investment Funds*
(51 portfolios overseen)

Craig Damos	Director	Since 2008	Consultant, C. P. Damos	97	None
711 High Street	Member Operations		Consulting, LLC. Formerly
Des Moines, Iowa 50392	Committee		Chairman/CEO/President and
1954			Vertical Growth Officer, The
Weitz Company (general
construction)

Richard W. Gilbert	Director	Since 2000	President, Gilbert	97	Calamos Asset
711 High Street	Member Executive		Communications, Inc.		Management, Inc.
Des Moines, Iowa 50392	Committee		(business consulting)		(2005)
1940	Member Nominating
and Governance
Committee

Mark A. Grimmett	Director	Since 2004	Executive Vice President and	97	None
711 High Street	Member Audit		CFO, Merle Norman
Des Moines, Iowa 50392	Committee		Cosmetics, Inc. (cosmetics
1960			manufacturing)

Fritz S. Hirsch	Director	Since 2005	CEO, MAM USA (manufacturer	97	Focus Products Group
711 High Street	Member Audit		of infant and juvenile products).		(housewares)
Des Moines, Iowa 50392	Committee		Formerly President, Sassy, Inc.
1951			(manufacturer of infant and
juvenile products)

William C. Kimball	Director	Since 2000	Partner, Kimball – Porter	97	Casey's General Store
711 High Street	Member Nominating		Investments L.L.C.
Des Moines, Iowa 50392	and Governance
1947	Committee

Barbara A. Lukavsky	Director	Since 1993	President and CEO, Barbican	97	None
711 High Street	Member Nominating		Enterprises, Inc.
Des Moines, Iowa 50392	and Governance		(cosmetics manufacturing)
1940	Committee

Daniel Pavelich	Director	Since 2007	Retired	97	Catalytic, Inc.
711 High Street	Member Audit				(offshore software
Des Moines, Iowa 50392	Committee				development);
1944					Vaagan Bros. Lumber, Inc.

* The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal
Management Corporation (“Principal” or the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”)
and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Number of
Portfolios in
			Positions with the Manager	Fund	Other
	Position(s)	Length of	and its affiliates;	Complex	Directorships
Name, Address,	Held	Time	Principal Occupation(s)	Overseen	Held by
and Year of Birth	with Fund	Served	During Past 5 Years**	by Director	Director
Ralph C. Eucher	Chairman	Since 2008	Director, PMC, PSS (since 2007), CCI, and	97	None
711 High Street	Director	Since 1999	Spectrum. Chairman, PFD (since 2007).
Des Moines,	Member Executive		Acting Chairman, Princor (since 2008). Senior
Iowa 50392	Committee		Vice President, PLIC. Director, Currency
1952			Management Group, London affiliate (since
2008).

Nora M. Everett	Chief Executive Officer	Since 2010	President and Director, PMC (since 2008).	97	None
711 High Street	President	Since 2008	Director, PFD (since 2008), Princor (since
Des Moines,	Director	Since 2008	2008), PSS (since 2008), Edge (since 2008),
Iowa 50392	Member Executive		and Principal International Holding Company,
1959	Committee		LLC (since 2006). Chief Executive Officer,
Princor (since 2009). Senior Vice President/
Retirement & Investors Services, PLIC (since
2008). Director, Principal Asset Management
Company (Asia) Limited (since 2008).
Chairman, Principal Financial Advisors, Inc.
(since 2010). Director, Principal International,
since 2006.

William G. Papesh	Director	Since 2007	Retired December 2007. Prior thereto,	97	None
711 High Street	Member Operations		President and CEO of WM Group of
Des Moines,	Committee		Funds; President and Director of Edge Asset
Iowa 50392			Management, Inc.
1943

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)
	•	Principal Management Corporation (PMC)
	•	Principal Real Estate Investors, LLC (PREI)
	•	Principal Shareholder Services, Inc. (PSS)
	•	Spectrum Asset Management, Inc. (Spectrum)

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Funds, Inc.

Position(s) Held
Name, Address	with Fund and	Positions with the Manager and its Affiliates;
and Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years**
Michael J. Beer	Executive Vice President	Executive Vice President and Chief Operating Officer, PMC. Executive Vice
711 High Street	(since 2001)	President, PFD. President, Princor, PSS (since 2007). Director, PMC (since
Des Moines, Iowa 50392		2008), Princor, and PSS (since 2007). Vice President – Mutual Funds &
1961		Broker Dealer, PLIC.

Randy L. Bergstrom	Assistant Tax Counsel	Counsel, PGI and PLIC.
711 High Street	(since 2005)
Des Moines, Iowa 50392
1955

David J. Brown	Chief Compliance Officer	Senior Vice President, PMC, PFD, Princor, and PSS (since 2007). Vice
711 High Street	(since 2004)	President/Compliance, PLIC.
Des Moines, Iowa 50392
1960

Jill R. Brown	Senior Vice President	President, PFD (since 2010). Chief Financial Officer, PFD (2010). Senior
1100 Investment Boulevard,	(since 2007)	Vice President and Chief Financial Officer, PMC, Princor, and PSS (since
Ste 200		2007). Director, PFD (since 2007).
El Dorado Hills, CA 95762
1967

Cary Fuchs	Senior Vice President of	Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010).
1100 Investment Boulevard,	Distribution (since 2007)	Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice
Ste 200		President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer
El Dorado Hills, CA 95762		Agent & Administrative Services, PLIC. Prior thereto, FVO, WMSS.
1957

Stephen G. Gallaher	Assistant Counsel	Assistant General Counsel, PMC (since 2007), PFD (since 2007), Princor
711 High Street	(since 2006)	(since 2007), PSS (since 2007), and PLIC. Prior thereto, Second Vice
Des Moines, Iowa 50392		President and Counsel.
1955

Ernest H. Gillum	Vice President (since 2000)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor,
711 High Street	Assistant Secretary	and PSS (since 2007).
Des Moines, Iowa 50392	(since 1993)
1955

Patrick A. Kirchner	Assistant Counsel	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and
711 High Street	(since 2002)	PGI (since 2008) and PLIC.
Des Moines, Iowa 50392
1960

Carolyn F. Kolks	Assistant Tax Counsel	Counsel, PGI and PLIC.
711 High Street	(since 2005)
Des Moines, Iowa 50392
1962

Jennifer A. Mills	Assistant Counsel	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS
711 High Street	(since 2010)	(since 2009), and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme
Des Moines, IA 50392		Court.
1973

Layne A. Rasmussen	Chief Financial Officer	Vice President and Controller – Principal Funds, PMC and Princor (2008-
711 High Street	(since 2008)	2009). Financial Controller, PLIC.
Des Moines, Iowa 50392	Vice President (since 2005)
1958	Controller (since 2000)

Michael D. Roughton	Counsel	Senior Vice President and Counsel, PMC, Princor, PFD (since 2007), and
711 High Street	(since 1990)	PSS (since 2007). Vice President and Associate General Counsel, and
Des Moines, Iowa 50392		PLIC.
1951

Position(s) Held
Name, Address	with Fund and	Positions with the Manager and its Affiliates;
and Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years**

Adam U. Shaikh	Assistant Counsel	Counsel, PMC (since 2007), PFD, Princor (since 2007), PSS (since 2007)
711 High Street	(since 2006)	and PLIC. Prior thereto, practicing attorney.
Des Moines, Iowa 50392
1972

Dan L. Westholm	Assistant Treasurer	Director – Treasury, PMC, Princor (2008-2009), and PSS (since 2007).
711 High Street	(since 2006)	Director – Corporate Treasurer, PLIC.
Des Moines, Iowa 50392
1966

Beth C. Wilson	Vice President and	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto,
711 High Street	Secretary (since 2007)	Segment Business Manager, Pella Corporation.
Des Moines, Iowa 50392
1956

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)
	•	Principal Management Corporation (PMC)
	•	Principal Real Estate Investors, LLC (PREI)
	•	Principal Shareholder Services, Inc. (PSS)
	•	Spectrum Asset Management, Inc. (Spectrum)

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund
Complex which were beneficially owned by the Directors as of December 31, 2010.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal
Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Directors (not Considered to be "Interested Persons")

Principal Variable Contracts Funds*	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities	A	A	A	A	A	A	C	A	A
Government & High Quality Bond	A	A	A	A	A	A	B	A	A
Diversified International	A	A	A	A	A	A	D	A	A
LargeCap Growth I	A	A	A	A	A	A	B	A	A
LargeCap S&P 500 Index	A	A	A	A	A	A	B	A	A
LargeCap Value III	A	A	A	A	A	A	D	A	A
MidCap Blend	A	A	A	A	A	A	E	A	A
Real Estate Securities	A	A	A	A	A	A	E	A	A
SAM Balanced	A	A	A	A	A	A	A	E	A
SmallCap Blend	A	A	A	A	A	A	B	A	A
SmallCap Growth II	A	A	A	A	A	A	C	A	A
Total Fund Complex	E	E	E	E	E	E	E	E	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.

Directors Considered to be "Interested Persons"
Principal Variable Contracts Funds*	Eucher	Everett	Papesh
Principal Variable Contracts Funds	A	A	A
Total Fund Complex	E	E	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management
Agreement. Each Director who is not an “interested person” received compensation for service as a member of the
Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the
Fund and from the Fund Complex during the fiscal year ended December 31, 2010. On that date, there were 2 funds
(with a total of 98 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the
Directors.

		Fund
Director	The Fund	Complex
Elizabeth Ballantine	$14,255	$145,000
Kristianne Blake	14,698	149,500
Craig Damos	13,813	140,500
Richard W. Gilbert	15,441	157,050
Mark A. Grimmett	15,069	153,250
Fritz Hirsch	14,651	149,000
William C. Kimball	14,056	142,950
Barbara A. Lukavsky	13,908	141,450
Daniel Pavelich	14,447	146,950

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

The following list identifies shareholders who own more than 25% of the voting securities of an Account as of April 6,
2011. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

			Jurisdiction
			Under
		Percentage	Which the
		of Voting	Company is
		Securities	Organized
		Owned of	(when control	Parent of Control
		Each	person is a	Person (when control
Control Person – Name and Address	Account Name	Account	company)	Person is a company)

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE	88.92%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	SECURITIES
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED BALANCED	100.00%	Iowa	Principal Financial Group
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED GROWTH	100.00%	Iowa	Principal Financial Group
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL	69.33%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME	32.63%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME	32.52%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV’T & HIGH QUALITY BOND	51.82%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	GOV’T & HIGH QUALITY BOND	25.09%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME	48.70%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

			Jurisdiction
			Under
		Percentage	Which the
		of Voting	Company is
		Securities	Organized
		Owned of	(when control	Parent of Control
		Each	person is a	Person (when control
Control Person – Name and Address	Account Name	Account	company)	Person is a company)

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING	75.05%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	MARKETS
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP BLEND II	93.02%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH	41.11%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH	25.94%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I	83.96%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH ACCOUNT	LARGECAP S&P 500 INDEX	47.05%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX	29.79%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE	69.54%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND	88.49%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET	97.02%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL	42.69%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221	APPRECIATION
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	STRATEGIC INCOME
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

			Jurisdiction
			Under
		Percentage	Which the
		of Voting	Company is
		Securities	Organized
		Owned of	(when control	Parent of Control
		Each	person is a	Person (when control
Control Person – Name and Address	Account Name	Account	company)	Person is a company)

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2020	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2030	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2050	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES	82.81%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M BALANCED	76.15%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE	86.79%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	BALANCED
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE	36.75%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE	25.31%	California	American International
VARIABLE SEPARATE ACCOUNT	GROWTH			Group, Inc.
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME	81.03%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH	40.89%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH	35.67%	California	Farmers Insurance Group
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SHORT-TERM INCOME	75.65%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

			Jurisdiction
			Under
		Percentage	Which the
		of Voting	Company is
		Securities	Organized
		Owned of	(when control	Parent of Control
		Each	person is a	Person (when control
Control Person – Name and Address	Account Name	Account	company)	Person is a company)

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II	87.95%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I	99.64%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

The Diversified Balanced Account, Diversified Growth Account, Principal LifeTime Accounts, SAM Portfolios, or
Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore the Diversified Balanced Account, Diversified Growth Account, Principal LifeTime Accounts,
SAM Portfolios, and Principal Life Insurance Company do not exercise voting discretion.

The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of April 6, 2011. The list is presented in alphabetical order by account.

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	55.75%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	16.25%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	ASSET ALLOCATION CLASS 1	21.51%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED CLASS 1	69.58%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED CLASS 1	15.22%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE SECURITIES CLASS 1	35.76%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	BOND & MORTGAGE SECURITIES CLASS 1	35.30%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	BOND & MORTGAGE SECURITIES CLASS 1	6.15%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED BALANCED CLASS 2	100.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL MUTUAL LIFE	DIVERSIFIED GROWTH CLASS 2	100.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	30.31%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	8.56%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	6.64%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED INTERNATIONAL CLASS 1	11.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	16.55%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	5.20%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 2	47.29%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	DIVERSIFIED INTERNATIONAL CLASS 2	33.14%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	DIVERSIFIED INTERNATIONAL CLASS 2	19.55%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME CLASS 1	5.82%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME CLASS 1	27.07%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME CLASS 1	34.30%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	9.71%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	6.62%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	26.83%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	12.46%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME CLASS 2	53.02%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	GOVT & HIGH QUALITY BOND FUND CLASS 1	27.94%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	GOVT & HIGH QUALITY BOND FUND CLASS 1	13.85%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
SAM BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	25.16%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	8.12%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	10.04%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	GOVT & HIGH QUALITY BOND FUND CLASS 2	98.57%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM BALANCED PORTFOLIO PVC	INCOME CLASS 1	49.72%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	INCOME CLASS 1	16.43%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	INCOME CLASS 1	21.26%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME CLASS 2	90.10%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	INCOME CLASS 2	6.29%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING MARKETS CLASS 1	32.13%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTERNATIONAL EMERGING MARKETS CLASS 1	23.52%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

SAM BALANCED PORTFOLIO PVC	INTERNATIONAL EMERGING MARKETS CLASS 1	14.02%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II CLASS 1	32.90%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II CLASS 1	53.37%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP BLEND II CLASS 2	67.24%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP BLEND II CLASS 2	19.99%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	LARGECAP BLEND II CLASS 2	11.02%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I CLASS 1	39.51%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I CLASS 1	20.73%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG, G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	LARGECAP GROWTH I CLASS 1	8.11%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	LARGECAP GROWTH I CLASS 1	7.81%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH CLASS 1	19.53%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH CLASS 1	7.83%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP GROWTH CLASS 1	6.27%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	26.02%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	6.72%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	6.06%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP GROWTH CLASS 2	60.77%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP GROWTH CLASS 2	30.71%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	LARGECAP GROWTH CLASS 2	6.26%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX CLASS 1	13.28%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL MUTUAL LIFE INVESTMENT	LARGECAP S&P 500 INDEX CLASS 1	7.21%
PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	LARGECAP S&P 500 INDEX CLASS 1	47.05%
DIVERSIFIED GROWTH ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	LARGECAP S&P 500 INDEX CLASS 1	16.55%
DIVERSIFIED BALANCED ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE CLASS 1	32.21%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE CLASS 1	9.21%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE CLASS 1	7.09%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	LARGECAP VALUE CLASS 1	8.40%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP VALUE CLASS 1	10.56%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND CLASS 1	42.40%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND CLASS 1	9.27%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP BLEND CLASS 1	22.47%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	MIDCAP BLEND CLASS 2	31.90%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	MIDCAP BLEND CLASS 2	44.43%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP BLEND CLASS 2	6.73%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MIDCAP BLEND CLASS 2	14.14%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	20.94%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	6.31%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	37.69%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MONEY MARKET CLASS 1	11.16%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	8.59%
EXEC VAR UNIVERSAL LIFE II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MONEY MARKET CLASS 2	94.74%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MONEY MARKET CLASS 2	5.25%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	PRINCIPAL CAPITAL APPRECIATION CLASS 1	5.22%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	44.49%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	8.11%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	13.95%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	13.16%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 1	9.59%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	13.93%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	14.31%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	49.55%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	16.10%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	5.68%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010 CLASS 1	14.91%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2010 CLASS 1	71.05%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010 CLASS 1	7.00%
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2020 CLASS 1	8.03%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2020 CLASS 1	81.94%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2030 CLASS 1	12.92%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030 CLASS 1	6.03%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2030 CLASS 1	69.55%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040 CLASS 1	6.89%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	24.11%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2040 CLASS 1	46.16%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL II	PRINCIPAL LIFETIME 2040 CLASS 1	5.46%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040 CLASS 1	9.15%
EXEC VAR UNIVERSAL LIFE II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2050 CLASS 1	7.56%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	25.47%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2050 CLASS 1	40.35%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL II	PRINCIPAL LIFETIME 2050 CLASS 1	7.50%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	9.09%
BVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO FLEX	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	9.73%
VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	10.21%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	72.59%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	6.34%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	39.70%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	12.42%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL MUTUAL LIFE	REAL ESTATE SECURITIES CLASS 1	13.14%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	REAL ESTATE SECURITIES CLASS 1	5.34%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	REAL ESTATE SECURITIES CLASS 2	96.48%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORTFOLIO CLASS 1	78.05%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 1	9.25%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	30.23%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	7.61%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 2	50.01%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	8.93%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE BALANCED PORT CLASS 1	12.83%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE BALANCED PORT CLASS 1	73.83%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	42.54%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	5.42%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	44.77%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	11.12%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE GROWTH PORT CLASS 1	5.01%
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE GROWTH PORT CLASS 1	28.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	17.50%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	20.42%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	6.26%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	31.78%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	26.57%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	33.65%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 1	17.78%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORT CLASS 1	67.56%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 1	6.97%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M FLEXIBLE INCOME PORT CLASS 2	39.32%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 2	52.18%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	12.03%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	6.95%
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
PRINCIPAL MUTUAL LIFE	S A M STRATEGIC GROWTH PORT CLASS 1	35.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	11.97%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	12.97%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	7.40%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	28.98%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	39.96%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 2	20.59%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	6.46%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SHORT-TERM INCOME CLASS 1	15.21%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM INCOME CLASS 1	54.88%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class
SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	6.17%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	7.44%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME CLASS 2	97.54%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	11.34%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	55.62%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	5.66%
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	SMALLCAP BLEND CLASS 1	20.84%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	19.07%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG, G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	39.02%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	7.58%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

		Percentage of
Principal Holders of Securities		Ownership of an
Name and Address	Account and Class Name	Account by Class

PRINCIPAL MUTUAL LIFE	SMALLCAP GROWTH II CLASS 1	14.63%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	40.45%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	44.22%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP GROWTH II CLASS 2	9.61%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	5.46%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I CLASS 1	8.31%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I CLASS 1	33.14%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO EVUL	SMALLCAP VALUE I CLASS 1	7.11%
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I CLASS 1	41.67%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP VALUE I CLASS 2	100.00%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

Management Ownership
As of April 6, 2011, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Accounts.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal
Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial
Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Accounts:
LargeCap Blend Account II, LargeCap Growth Account I, SmallCap Growth Account II, and SmallCap Value
Account I.

Principal provides investment advisory services to the Diversified Balanced Account and the Diversified Growth
Account.

Principal also provides investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to assist in managing those Accounts.

Principal implemented a cash management program in the following Accounts: LargeCap Blend II, LargeCap
Growth I, SmallCap Growth II, and SmallCap Value I. Principal will invest the cash, which comprises a very small portion of the Accounts’ portfolios, in money market investments and in stock index futures contracts based on the
Account’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-
Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account.
For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:	Brown Investment Advisory Incorporated (“Brown”) was founded in 1993. Brown is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, which is a wholly-owned subsidiary of
Brown Advisory Holdings Incorporated.

Account(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:	ClearBridge Advisors, LLC (“ClearBridge”) is registered as an investment adviser under the Advisers
Act. ClearBridge Advisors, LLC is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms.

Account(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial
Group. CCI provides investment advisory services and was founded in 1975.

Account(s):	LargeCap Growth

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944.

Account(s):	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, SAM
Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM
Strategic Growth, and Short-Term Income

Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public.

Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex Investment Management is majority owned by
Affiliated Managers Group, Inc., a publicly-traded asset management company (NYSE: AMG).

Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of
JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s):	a portion of the assets of SmallCap Value I

Sub-Advisor:	Mellon Capital Management Corporation ("Mellon Capital") provides investment advisory services and is a wholly owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon").

Account(s):	a portion of the assets of SmallCap Value I

Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”) is an
indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company.

Account(s):	Asset Allocation

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters is in Des Moines, Iowa. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several
non-U.S. locations including London, Sydney and Singapore.

Account(s):	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets,
LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime 2010,
Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050,
Principal LifeTime Strategic Income, and SmallCap Blend

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of
Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in
2000. It manages investments for institutional investors, including Principal Life.

Account(s):	Real Estate Securities

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price
Group, Inc., a financial services holding company, has over 70 years of investment management experience.

Account(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Management” section.

Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under
Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the
Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit.
In certain circumstances, personal securities trading is permitted in accordance with procedures established by the
Codes. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

For providing the investment advisory services and specified other services, Principal, under the terms of the
Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

	Net Asset Value of Account
	First $250	Next $250	Next $250	Next $250
Account	million	million	million	million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II	0.75	0.70	0.65	0.60	0.55
Diversified International	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05

	Net Asset Value of Account
	First $500	Next $500	Next $1	Next $1	Over $3
Account	million	million	billion	billion	billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Asset Value of Account
	First $2	Over $2
Account	billion	billion
Government & High Quality Bond and Income	0.50%	0.45%

Net Asset Value of Account
Overall
Account	Fee
Principal LifeTime 2010	0.03%
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime Strategic Income	0.03

	Net Asset Value of Account
	First $200	Next $300	Over $500
Account	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

	Net Asset Value of Account
	First $500	Over $500
Account	million	million
Principal Capital Appreciation	0.625%	0.50%

	Net Asset Value of Account
	First $1	Over $1
Account	billion	billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25	0.20
SAM Conservative Growth Portfolio*	0.25	0.20
SAM Flexible Income Portfolio*	0.25	0.20
SAM Strategic Growth Portfolio*	0.25	0.20
* Breakpoints are based on aggregate SAM Portfolio net assets

Net Asset Value of Account
Overall
Account	Fee
LargeCap S&P 500 Index	0.25%

Net Asset Value of Account
Account	All Assets
Diversified Balanced	0.05%
Diversified Growth	0.05

	Net Asset Value of Account
	First $100	Next $100	Next $100	Next $100
Account	million	million	million	million	Thereafter
Asset Allocation and LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income	0.60	0.55	0.50	0.45	0.40
SmallCap Growth II	1.00	0.95	0.90	0.85	0.80
MidCap Blend	0.65	0.60	0.55	0.50	0.45
Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap Blend	0.85	0.80	0.75	0.70	0.65
SmallCap Value I	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows (amounts in thousands):

Management Fees For Periods Ended December 31,

Account	2010	2009	2008
Asset Allocation	$ 507	$ 490	$ 683
Balanced	339	324	493
Bond & Mortgage Securities	1,491	1,424	1,767
Diversified Balanced	36	—*
Diversified Growth	66	—*
Diversified International	3,546	2,563	3,637
Equity Income	2,394	1,888	2,329
Government & High Quality Bond	1,798	928	963
Income	1,066	814	781
International Emerging Markets	2,096	1,615	2,065
LargeCap Blend II	1,332	1,221	1,675
LargeCap Growth	1,400	1,337	1,950
LargeCap Growth I	1,745	1,422	1,794
LargeCap S&P 500 Index	531	251	375
LargeCap Value	938	833	1,269
MidCap Blend	2,528	1,742	2,230
Money Market	1,468	1,831	1,524
Principal Capital Appreciation	688	508	659
Principal LifeTime 2010	14	26	53
Principal LifeTime 2020	56	102	200
Principal LifeTime 2030	21	26	35
Principal LifeTime 2040	5	9	18
Principal LifeTime 2050	4	6	11
Principal LifeTime Strategic Income	8	14	26
Real Estate Securities	1,412	1,095	1,552
SAM Balanced	2,025	1,508	1,392
SAM Conservative Balanced	413	304	201
SAM Conservative Growth	487	439	635
SAM Flexible Income	446	347	329
SAM Strategic Growth	306	253	344
Short-Term Income	772	268	318
SmallCap Blend	450	392	611
SmallCap Growth II	777	653	841
SmallCap Value I	1,453	1,250	1,607

* The Account commenced operations on December 30, 2009.

Sub-Advisory Agreements
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the
Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in
Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal
Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which
Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. Income) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

Table A
	Net Asset Value of Account
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Government & High Quality Bond,	0.1126%	0.0979%	0.0930%	0.0881%
Income, and Short-Term Income

Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Account	Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in
Table A, are combined with any:

• Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
• Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities
(except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by
PGI with the same investment mandate (e.g. midcap value) in
•	(a) Principal Life unregistered separate account sub-advised by PGI and
•	(b) Principal Life sponsored mutual fund sub-advised by PGI.

Table A
	Net Asset Value of Account
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Balanced and Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643	0.2448	0.2154	0.1762	0.1273	0.0881	0.0587

	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Blend	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Table C
Account	Sub-Advisor Percentage Fee
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147
Money Market	0.0734
Principal LifeTime 2010	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime Strategic Income	0.03

All Other Accounts. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the
Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$40 million	$160 million	$100 million	$300 million
Asset Allocation – Morgan Stanley Investment Management	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account
	First	Next	Assets Over
Account	$250 million	$250 million	$500 million
LargeCap Blend II – ClearBridge	0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$50 million	$200 million	$350 million	$400 million	$1 billion
LargeCap Blend II – T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on
					all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next	Next	Over
	$50	$50	$100	$200	$350	$750	$500	$2.5	$4.5
Account	million	million	million	million	million	million	million	billion	billion
LargeCap Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Account
	First	Next	Over
Account	$100 million	$100 million	$200 million
LargeCap Growth I – Brown	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$250 million	$250 million	$500 million	$1 billion
LargeCap Growth I – T. Rowe Price	0.40%	0.375%	0.35%	0.35% on
				all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Over
Account	$1 billion	$500 million	$1.5 billion
Real Estate Securities – Principal – REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
	First	Over
Account	$200 million	$200 million
SmallCap Growth II – Emerald	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$50 million	$50 million	$50 million	$150 million
SmallCap Growth II – Essex	0.70%	0.60%	0.55%	0.50%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Above
Account	$300 million	$300 million
SmallCap Value I – J.P. Morgan	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
	First	Next	Above
Account	$100 million	$200 million	$300 million
SmallCap Value I – Mellon Capital	0.45%	0.40%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees For Periods Ended December 31,
Account	2010	2009	2008
Asset Allocation	$248,118	$236,660	$316,002
Balanced	56,926	54,994	83,448
Bond & Mortgage Securities	342,848	328,442	424,056
Diversified International	385,895	282,775	404,369
Equity Income	387,808	316,312	380,131
Government & High Quality Bond	353,151	187,199	191,155
Income	214,367	164,042	155,360
International Emerging Markets	817,205	613,296	849,997
LargeCap Blend II	357,887	403,549	592,550
LargeCap Growth	359,496	316,580	539,356
LargeCap Growth I	490,288	493,404	785,511
LargeCap S&P 500 Index	29,589	14,511	22,908
LargeCap Value	129,010	124,689	175,381
MidCap Blend	608,363	470,438	578,552
Money Market	247,104	328,718	252,144
Principal Capital Appreciation	198,977	143,988	157,029
Principal LifeTime 2010	13,649	12,494	18,174
Principal LifeTime 2020	55,514	50,082	69,919
Principal LifeTime 2030	21,248	13,349	12,164
Principal LifeTime 2040	5,386	4,378	6,257
Principal LifeTime 2050	3,454	2,837	3,916
Principal LifeTime Strategic Income	7,849	6,982	8,979
Real Estate Securities	735,606	575,118	849,838
SAM Balanced	361,261	253,600	245,298
SAM Conservative Balanced	73,761	51,159	34,638
SAM Conservative Growth	86,847	74,401	114,109
SAM Flexible Income	79,750	58,688	57,154
SAM Strategic Growth	54,273	42,679	61,801
Short-Term Income	152,031	53,399	63,505
SmallCap Blend	125,230	111,447	159,226
SmallCap Growth II	335,215	317,836	462,305
SmallCap Value I	448,749	443,509	711,223

Operating Expense Limits
Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts.
The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
SmallCap Value I	0.99%	1.24%	April 30, 2012

In addition, Principal has contractually agreed to limit certain of the Accounts’ management fees. The expense limit will reduce the Accounts’ Management Fees by the amounts listed below:

Account	Waiver	Expiration
LargeCap Blend II	0.018%	April 30, 2012
LargeCap Growth I	0.016%	April 30, 2012
SmallCap Growth II	0.020%	April 30, 2012
SmallCap Value I	0.020%	April 30, 2012

PMC has contractually agreed to reduce Short-Term Income Account's expenses by 0.01% through the period ending April 30, 2012.

PMC has voluntarily agreed to limit certain of the Diversified Balanced Account's and the Diversified Growth
Account's expenses and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and
Acquired Fund Fees and Expenses. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for both Accounts. The expense limits may be terminated at any time.

Custodian
The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall
Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the
Accounts.

Transfer Agent
Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc. The Fund currently pays no fee for the services
PSS provides to the Class 1 and Class 2 shares pursuant to the Transfer Agency Agreement for Class 1 and Class 2
shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by Principal, or by the
Account’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of Principal and of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when
Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Accounts from compensating a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Therefore, Principal or the
Sub-Advisor may not compensate a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker
(e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor's overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2010 due to research services provided by such brokers.
The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of
	Transactions because	Related
	of Research	Commissions
Account	Services Provided	Paid
Balanced	$ 23,963,257	$ 17,531
Diversified International	125,150,362	142,620
Equity Income	234,580,596	266,038
International Emerging Markets	44,628,989	86,924
LargeCap Blend II	68,954,141	17,294
LargeCap Growth	16,179,609	19,114
LargeCap Growth I	90,645,527	22,538
LargeCap S&P 500 Index	6,007,243	599
LargeCap Value	179,237,337	144,083
MidCap Blend	51,824,793	25,319
Principal Capital Appreciation	44,314,638	42,474
Real Estate Securities	46,215,949	33,788
SmallCap Blend	23,120,796	34,192
SmallCap Growth II	112,558,908	218,962
SmallCap Value I	39,670,186	4,053

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a
Sub-Advisor, or Principal, participates. These procedures prohibit an Account from directly or indirectly benefiting a
Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-
Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the
Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price;
no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities.
Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions.
Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program.
Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an
Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or
Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income
(commission equivalent) spreads. The Accounts may participate in a program through a relationship with Russell
Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods Ended December 31
Account	2010	2009	2008
Asset Allocation	$ 44,125	$ 12,605	$ 18,333
Balanced	105,118	109,391	102,949
Bond & Mortgage Securities	0	19,148	11,500
Diversified International	1,187,547	928,911	1,410,823
Equity Income	311,495	392,235	594,977
Income	0	202	0
International Emerging Markets	718,732	699,947	978,724
LargeCap Blend II	88,220	182,877	230,453
LargeCap Growth	293,538	497,921	442,682
LargeCap Growth I	136,991	176,442	188,341
LargeCap S&P 500 Index	67,466	5,379	19,051
LargeCap Value	694,434	489,333	540,865
MidCap Blend	226,454	171,883	242,978
Principal Capital Appreciation	58,778	45,035	39,656
Real Estate Securities	191,917	241,554	179,826
SmallCap Blend	155,693	222,138	207,256
SmallCap Growth II	415,681	369,360	253,043
SmallCap Value I	273,288	238,012	215,760

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in
Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions
were Paid to the Following		Principal Variable Contracts
Broker-Dealers who are		Funds, Inc.	Principal Funds, Inc.
Affiliated with the Sub-Advisor	Sub-Advisor Employed	Account Advised	Fund Advised
Employed by Principal	By Principal	by Sub-Advisor	by Sub-Advisor
B-Trade Services, LLC;	Mellon Capital Management	SmallCap Value I	MidCap Growth III
BNY Brokerage, Inc.;	Corporation
BNY Capital Markets, Inc.;
Mellon Financial Markets, LLC; and
Pershing, LLC

BTIG, LLC	Goldman Sachs Asset	N/A	MidCap Value I
Goldman Sachs & Co.; and	Management LP
Goldman Sachs Execution & Clearing, LP

Bear Stearns Wealth Management	American Century Investment	N/A	LargeCap Growth II
(a JP Morgan Co);	Management, Inc.
JP Morgan Cazenove Limited;
JP Morgan Securities; and
Morgan Joseph & Co.

Bear Stearns Wealth Management	J.P. Morgan Investment	SmallCap Value I	High Yield I
(a JP Morgan Co);	Management, Inc.
JP Morgan Cazenove Limited;
JP Morgan Securities; and
Morgan Joseph & Co.

Citigroup Global Markets, Inc.;	Morgan Stanley Investment	Asset Allocation	California Municipal and
Mitsubishi UFJ Securities; and	Management Inc. (doing		Tax-Exempt Bond
Morgan Stanley & Co. Inc.	business as Van Kampen)

Brokerage Commissions
were Paid to the Following		Principal Variable Contracts
Broker-Dealers who are		Funds, Inc.	Principal Funds, Inc.
Affiliated with the Sub-Advisor	Sub-Advisor Employed	Account Advised	Fund Advised
Employed by Principal	By Principal	by Sub-Advisor	by Sub-Advisor
Dresdner Kleinwort Securities, LLC	Pacific Investment	N/A	Core Plus Bond I
Management Co LLC

Exane Inc.; and	AXA Rosenberg Investment	N/A	International Value I
The Williams Capital Group, L.P.	Management LLC

Exane Inc.; and	Montag & Caldwell, Inc.	N/A	LargeCap Growth II
The Williams Capital Group, L.P.

Fidelity Brokerage Services, LLC; and	Pyramis Global Advisors, LLC	N/A	International I
National Financial Services, LLC

Lehman Brothers, Inc.	Neuberger Berman Fixed	N/A	High Yield I
Income, LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.;	BlackRock Financial	N/A	Inflation Protection
and Merrill Lynch Canada, Inc.	Management, Inc.

Natixis Bleichroeder, Inc.	Vaughan Nelson Investment	N/A	SmallCap Value II
Management, LP

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	N/A	LargeCap Value III and
SmallCap Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth	LargeCap Growth,
MidCap Growth and
SmallCap Growth III

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, Government &	Equity Income, High
		High Quality Bond, Income,	Yield, Income,
		Principal Capital Appreciation,	Government & High
		Short-Term Income, and	Quality Bond, Principal
		Strategic Asset Management	Capital Appreciation,
		Portfolios	Short-Term Income, and
Strategic Asset
Management Portfolios

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Balanced, Bond & Mortgage	Bond & Mortgage
		Securities, Diversified	Securities, Disciplined
		International, International	LargeCap Blend,
		Emerging Markets, LargeCap	Diversified International,
		S&P 500 Index, LargeCap	Global Diversified
		Value, MidCap Blend, Money	Income, International
		Market, Principal LifeTime	Emerging Markets,
		Accounts, SmallCap Blend	International Growth,
LargeCap S&P 500
Index, LargeCap Value,
MidCap Blend; MidCap
S&P 400 Index, MidCap
Value III, Money Market,
Principal LifeTime Funds,
SmallCap Blend,
SmallCap Growth,
SmallCap S&P 600
Index, SmallCap Value

Spectrum Asset Management, Inc.	Principal Real Estate	Real Estate Securities	Global Diversified
	Investors, LLC		Income, Global Real
Estate Securities, Real
Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management,	N/A	Global Diversified Income
	Inc.		and Preferred Securities

UBS Financial Services, Inc.; and	UBS Global Asset	N/A	LargeCap Value I and
UBS Securities LLC	Management (Americas) Inc.		SmallCap Growth II

Brokerage commissions paid to affiliates, if any, during the periods ending December 31 (last three fiscal years) were as follows (“As Percent of Total Commissions” and “Percent of Dollar Amount of Commissionable Transactions”
given for the most recently completed fiscal year only):

	Commissions Paid to B-Trade Services, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2009	$ 1
	2008	6
Diversified International	2008	346
LargeCap Blend II	2009	384
	2008	1,569
LargeCap Growth	2009	708
	2008	471
LargeCap Growth I	2009	261
	2008	1,226
SmallCap Blend	2009	26
	2008	98
SmallCap Growth II	2009	26,039
	2008	20,760

Commissions Paid to Bear Stearns Wealth Management (A JPMorgan Company)
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2008	$ 888
Diversified International	2008	13,773
Equity Income	2008	10,085
International Emerging Markets	2008	7,156
LargeCap Blend II	2010	2,383	2.70%	1.97%
	2009	1,356
	2008	1,286
LargeCap Growth	2008	12,182
LargeCap Growth I	2010	5,417	3.95	3.67
	2009	1,554
	2008	2,646
LargeCap Value	2008	3,157
MidCap Blend	2008	1,723
Principal Capital Appreciation	2008	564
SmallCap Blend	2008	797
SmallCap Growth II	2009	824
	2008	28
SmallCap Value I	2009	10
	2008	650

	Commissions Paid to BNY Brokerage, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2009	$ 5,240
	2008	3,416
Diversified International	2009	98
	2008	258
Equity Income	2009	137,287
	2008	100,920
International Emerging Markets	2009	37
	2008	68
LargeCap Blend II	2009	64
	2008	97
LargeCap Growth I	2009	24
LargeCap S&P 500 Index	2009	1,133
	2008	959
LargeCap Value	2009	25,856
	2008	10,299
MidCap Blend	2009	8,400
	2008	3,884
Principal Capital Appreciation	2009	1,524
	2008	2,729
Real Estate Securities	2009	26,855
	2008	748
SmallCap Blend	2009	5,509
	2008	1,777
SmallCap Growth II	2009	6,855
	2008	159
SmallCap Value I	2009	1,202

	Commissions Paid to BNY ConvergEx
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 372	0.84%	0.11%
Balanced	2010	3,804	3.62	4.42
Diversified International	2010	3,694	0.31	0.38
Equity Income	2010	112,392	36.08	32.78
International Emerging Markets	2010	949	0.13	0.32
LargeCap Blend II	2010	97	0.11	0.28
LargeCap Growth I	2010	1,186	0.87	0.87
LargeCap S&P 500 Index	2010	7,245	10.74	9.84
LargeCap Value	2010	25,321	3.65	3.88
MidCap Blend	2010	5,161	2.28	3.01
Principal Capital Appreciation	2010	4,341	7.39	12.10
Real Estate Securities	2010	3,112	1.62	2.16
SmallCap Blend	2010	1,560	1.00	1.76
SmallCap Growth II	2010	39,263	9.45	9.69
SmallCap Value I	2010	104	0.04	0.03

	Commissions Paid to BTIG, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2009	$ 44
MidCap Blend	2009	616
Real Estate Securities	2009	326
SmallCap Blend	2009	554
SmallCap Growth II	2008	199
SmallCap Value I	2009	1,434

	Commissions Paid to Citigroup Global Markets, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 51	0.12%	0.04%
	2009	6
Balanced	2010	7,040	6.70	8.65
	2009	4,779
Bond & Mortgage Securities	2009	17
Diversified International	2010	72,174	6.08	5.31
	2009	56,896
Equity Income	2009	3,621
International Emerging Markets	2010	68,257	9.50	9.02
	2009	50,285
LargeCap Blend II	2010	3,534	4.01	4.91
	2009	10,455
LargeCap Growth	2010	9,886	3.37	2.97
	2009	16,977
LargeCap Growth I	2010	3,313	2.42	2.37
	2009	4,634
LargeCap S&P 500 Index	2010	6,616	9.81	11.91
	2009	656
LargeCap Value	2010	16,150	2.33	2.29
	2009	19,257
MidCap Blend	2010	952	0.42	0.61
Principal Capital Appreciation	2010	57	0.10	0.11
Real Estate Securities	2010	2,261	1.18	1.17
	2009	15,899
SmallCap Blend	2010	6,700	4.30	3.16
	2009	4,427
SmallCap Growth II	2010	3,872	0.93	0.78
	2009	5,739
SmallCap Value I	2010	21,785	7.97	8.19
	2009	7,570

	Commissions Paid to Credit Suisse
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 8,998	20.39%	22.85%
Balanced	2010	1,511	1.44	1.14
Diversified International	2010	125,242	10.55	9.27
Equity Income	2010	6,440	2.07	2.59

	Commissions Paid to Credit Suisse
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
International Emerging Markets	2010	46,414	6.46	5.42
LargeCap Blend II	2010	3,217	3.65	4.61
LargeCap Growth	2010	7,473	2.55	3.29
LargeCap Growth I	2010	6,137	4.48	6.44
LargeCap S&P 500 Index	2010	8,861	13.13	11.43
LargeCap Value	2010	7,749	1.12	1.00
MidCap Blend	2010	4,083	1.80	2.08
Principal Capital Appreciation	2010	1,309	2.23	1.93
Real Estate Securities	2010	8,771	4.57	5.59
SmallCap Blend	2010	9,716	6.24	5.44
SmallCap Growth II	2010	2,793	0.67	0.79
SmallCap Value I	2010	20,631	7.55	9.23

Commissions Paid to Exane, Inc.
Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$17,418

	Commissions Paid to Fidelity Brokerage Services LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2010	$ 464	0.44%	1.10%
Diversified International	2010	87	0.01	0.01
International Emerging Markets	2010	213	0.03	0.19
LargeCap Value	2010	6,670	0.96	3.04
MidCap Blend	2010	435	0.19	0.66
Real Estate Securities	2010	3,484	1.82	4.73
SmallCap Blend	2010	1,411	0.91	2.56

	Commissions Paid to Goldman Sachs & Co.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 3,421	7.75%	7.72%
	2009	511
	2008	527
Balanced	2010	757	0.72	0.47
	2009	1,610
	2008	915
Diversified International	2010	35,910	3.02	2.72
	2009	42,281
	2008	55,457
International Emerging Markets	2010	40,278	5.60	5.49
	2009	33,786
	2008	52,339
LargeCap Blend II	2010	5,728	6.49	6.93
	2009	4,503
	2008	14,197

	Commissions Paid to Goldman Sachs & Co.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Growth	2010	4,682	1.60	1.91
	2009	24,434
	2008	25,172
LargeCap Growth I	2010	11,361	8.29	5.45
	2009	8,068
	2008	12,207
LargeCap Value	2010	12,502	1.80	1.44
	2009	8,778
	2008	1,098
MidCap Blend	2010	5,652	2.50	1.62
	2009	1,979
	2008	2,998
Real Estate Securities	2010	460	0.24	0.10
	2009	3,523
	2008	761
SmallCap Blend	2010	4,437	2.85	3.23
	2009	2,424
	2008	3,025
SmallCap Growth II	2010	5,387	1.30	1.00
	2009	3,110
	2008	949
SmallCap Value I	2010	674	0.25	0.11
	2009	10,480
	2008	658

	Commissions Paid to Goldman Sachs Execution & Clearing, LP
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2009	$1,917
	2008	2,005
LargeCap Growth	2008	73
LargeCap Growth I	2009	1,599
	2008	1,739
SmallCap Growth II	2009	7,053
	2008	4,488
SmallCap Value I	2009	590
	2008	662

	Commissions Paid to Guggenheim Capital LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2010	$ 24	0.03%	0.02%
LargeCap Growth I	2010	12	0.01	0.01
SmallCap Growth II	2010	315	0.08	0.10

	Commissions Paid to JP Morgan Cazenove Limited
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Diversified International	2010	$3,380	0.28%	0.24%
	2009	7,887
	2008	8,004

	Commissions Paid to J.P. Morgan Securities Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 521	1.18%	0.99%
	2008	114
Balanced	2010	4,521	4.30	5.08
	2009	7,975
	2008	6,138
Diversified International	2010	99,338	8.36	6.76
	2009	73,872
	2008	106,701
Equity Income	2010	9,084	2.92	3.35
	2009	17,179
	2008	28,908
International Emerging Markets	2010	81,528	11.34	11.27
	2009	90,445
	2008	118,547
LargeCap Blend II	2010	8,882	10.07	13.18
	2009	12,016
	2008	19,782
LargeCap Growth	2010	25,838	8.80	9.15
	2009	53,156
	2008	33,262
LargeCap Growth I	2010	3,286	2.40	3.51
	2009	15,525
	2008	23,601
LargeCap S&P 500 Index	2010	2,170	3.22	3.09
	2009	60
	2008	125
LargeCap Value	2010	44,796	6.45	8.35
	2009	46,266
	2008	36,851
MidCap Blend	2010	1,649	0.73	1.20
	2009	2,458
	2008	33,157
Principal Capital Appreciation	2010	1,868	3.18	3.21
	2009	1,565
	2008	980
Real Estate Securities	2010	6,984	3.64	4.48
	2009	15,026
	2008	5,952
SmallCap Blend	2010	4,391	2.82	2.64
	2009	4,803
	2008	13,321

	Commissions Paid to J.P. Morgan Securities Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
SmallCap Growth II	2010	12,542	3.02	3.25
	2009	14,054
	2008	16,225
SmallCap Value I	2010	261	0.10	0.10
	2009	3,550
	2008	4,239

	Commissions Paid to Lehman Brothers, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2008	$ 286
Balanced	2008	2,683
Diversified International	2008	30,782
Equity Income	2008	3,256
International Emerging Markets	2008	10,521
LargeCap Blend II	2008	4,828
LargeCap Growth	2008	21,246
LargeCap Growth I	2008	5,093
LargeCap S&P 500 Index	2008	613
LargeCap Value	2008	26,759
MidCap Blend	2008	6,352
Principal Capital Appreciation	2008	74
Real Estate Securities	2008	3,543
SmallCap Blend	2008	3,248
SmallCap Growth II	2009	3,861
	2008	1,469
SmallCap Value I	2008	1,177

Commissions Paid to Mellon Financial Markets LLC
Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
SmallCap Growth II	2008	$5

Commissions Paid to Merrill Lynch Canada, Inc.
Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Diversified International	2009	$33

	Commissions Paid to Merrill Lynch Pierce, Fenner & Smith, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2009	$ 747
Balanced	2009	10,037
Diversified International	2009	106,004
Equity Income	2009	11,170
International Emerging Markets	2009	92,693
LargeCap Blend II	2009	11,963
LargeCap Growth	2009	15,921
LargeCap Growth I	2009	8,980
LargeCap S&P 500 Index	2009	529
LargeCap Value	2009	69,495
MidCap Blend	2009	7,552
Principal Capital Appreciation	2009	1,291
Real Estate Securities	2009	22,886
SmallCap Blend	2009	12,002
SmallCap Growth II	2009	17,274
SmallCap Value I	2009	4,349

	Commissions Paid to Mitsubishi UFJ Securities Co. Ltd.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Diversified International	2010	$5,259	0.44%	0.37%
	2009	3,636

	Commissions Paid to Morgan Joseph & Co.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
SmallCap Growth II	2010	$ 42	0.01%	0.03%
	2009	661
	2008	298

	Commissions Paid to Morgan Stanley & Co. Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2009	$ 170
Balanced	2010	3,259	3.10%	4.34%
	2009	2,703
	2008	1,037
Diversified International	2010	91,525	7.71	7.85
	2009	65,029
	2008	86,942
Equity Income	2010	916	0.29	0.36
	2009	4,816
	2008	8,380
International Emerging Markets	2010	79,307	11.03	9.93
	2009	52,445
	2008	82,337

	Commissions Paid to Morgan Stanley & Co. Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2010	5,506	6.24	5.40
	2009	12,296
	2008	14,996
LargeCap Growth	2010	9,036	3.08	2.22
	2009	10,433
	2008	5,144
LargeCap Growth I	2010	6,393	4.67	5.41
	2009	4,509
	2008	13,952
LargeCap S&P 500 Index	2010	253	0.38	0.56
	2009	24
	2008	83
LargeCap Value	2010	20,776	2.99	3.88
	2009	5,938
	2008	10,615
MidCap Blend	2010	3,127	1.38	1.53
	2009	1,762
	2008	3,034
Principal Capital Appreciation	2010	1,860	3.16	2.53
	2009	195
Real Estate Securities	2010	2,056	1.07	1.51
	2009	799
	2008	503
SmallCap Blend	2010	1,145	0.74	1.16
	2009	4,728
	2008	3,386
SmallCap Growth II	2010	19,955	4.80	7.02
	2009	7,210
	2008	7,582
SmallCap Value I	2010	15,229	5.57	5.10
	2009	7,273
	2008	2,881

	Commissions Paid to National Financial Services, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2010	$ 20	0.02%	0.02%
	2009	224
	2008	212
LargeCap Growth	2008	2,640
LargeCap Growth I	2010	45	0.03	0.04
	2009	24
SmallCap Value I	2009	90
	2008	146

Commissions Paid to Natixis Securities
Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Diversified International	2010	$508	0.04%	0.08%

	Commissions Paid to Natixis Bleichroeder, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap Blend II	2009	$ 84
LargeCap Growth	2009	185

	Commissions Paid to Pershing, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
LargeCap S&P 500 Index	2009	$ 20
	2008	34
Principal Capital Appreciation	2008	55
SmallCap Growth II	2010	29,941	7.20%	6.20%
	2009	30,761
	2008	13,621

	Commissions Paid to Pipeline Trading Systems LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2010	$ 387	0.37%	0.31%
LargeCap Blend II	2010	42	0.05	0.06
LargeCap Growth	2010	774	0.26	0.41
LargeCap Growth I	2010	95	0.07	0.09
LargeCap Value	2010	6,879	0.99	1.19
MidCap Blend	2010	1,290	0.57	0.58
Real Estate Securities	2010	241	0.13	0.13
SmallCap Blend	2010	5	0.00	0.00
SmallCap Growth II	2010	733	0.18	0.12

	Commissions Paid to Sanford C. Bernstein & Co. LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 7,577	17.17%	18.47%
	2009	449
	2008	4,738
Balanced	2010	2,234	2.13	2.35
	2009	2,461
	2008	612
Diversified International	2010	2,679	0.23	0.52
	2009	2,869
	2008	3,785

	Commissions Paid to Sanford C. Bernstein & Co. LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Equity Income	2010	30,743	9.87	11.19
	2009	30,293
	2008	51,244
LargeCap Blend II	2010	3,543	4.02	7.24
	2009	6,434
	2008	4,518
LargeCap Growth	2010	6,226	2.12	2.16
	2009	1,424
	2008	1,861
LargeCap Growth I	2010	2,944	2.15	1.53
	2009	4,131
	2008	2,590
LargeCap S&P 500 Index	2008	8
LargeCap Value	2010	20,881	3.01	3.98
	2009	10,713
	2008	904
MidCap Blend	2010	1,674	0.74	0.97
	2009	704
	2008	257
Principal Capital Appreciation	2010	2,034	3.46	3.90
	2009	2,431
	2008	1,672
Real Estate Securities	2010	9,889	5.15	7.15
	2009	13,554
	2008	123
SmallCap Blend	2010	672	0.43	0.31
	2009	368
	2008	1,243
SmallCap Growth II	2010	2,464	0.59	0.35
	2009	1,270
	2008	21
SmallCap Value I	2010	718	0.26	0.26
	2009	2,274
	2008	475

	Commissions Paid to Spectrum Asset Management, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	2009	$19,131
	2008	11,500

	Commissions Paid to UBS Financial Services, Inc.
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Balanced	2010	$ 18	0.02%	0.02%
	2009	24
	2008	23
Equity Income	2010	1,772	0.57	0.62
LargeCap Blend II	2010	307	0.35	0.32
LargeCap Growth I	2010	417	0.30	0.29
LargeCap S&P 500 Index	2008	26
MidCap Blend	2010	327	0.14	0.08
Principal Capital Appreciation	2010	209	0.36	0.21
Real Estate Securities	2010	376	0.20	0.14
SmallCap Blend	2010	341	0.22	0.43

	Commissions Paid to UBS Securities, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Asset Allocation	2010	$ 9,985	22.63%	21.65%
	2009	474
	2008	545
Balanced	2010	3,306	3.14	2.91
	2009	10,286
	2008	6,145
Diversified International	2010	90,277	7.60	8.02
	2009	68,894
	2008	148,955
Equity Income	2010	15,406	4.95	5.21
	2009	14,090
	2008	24,728
International Emerging Markets	2010	70,703	9.84	9.70
	2009	61,436
	2008	79,550
LargeCap Blend II	2010	700	0.79	1.24
	2009	5,238
	2008	8,326
LargeCap Growth	2010	7,581	2.58	2.63
	2009	18,180
	2008	11,629
LargeCap Growth I	2010	1,795	1.31	1.77
	2009	1,989
	2008	11,276
LargeCap S&P 500 Index	2010	16,054	23.79	22.61
	2009	1,255
	2008	11,048
LargeCap Value	2010	18,721	2.70	3.12
	2009	31,817
	2008	28,457
MidCap Blend	2010	1,922	0.85	1.45
	2009	1,655
	2008	3,166

	Commissions Paid to UBS Securities, LLC
				Percent of Dollar
	Fiscal			Amount of
	Year	Total Dollar	As Percent of	Commissionable
Account	Ended	Amount	Total Commissions	Transactions
Principal Capital Appreciation	2010	435	0.74	1.39
	2009	3,398
	2008	720
Real Estate Securities	2010	22,428	11.69	16.83
	2009	15,057
	2008	15,216
SmallCap Blend	2010	14,247	9.15	5.63
	2009	16,496
	2008	16,414
SmallCap Growth II	2010	2,549	0.61	0.67
	2009	1,976
	2008	2,922
SmallCap Value I	2010	3,512	1.29	0.74
	2009	4,552
	2008	4,812

Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

The following table indicates the value of each Account’s aggregate holdings, in thousands, of the securities of
Principal Variable Contracts Funds, Inc. regular brokers or dealers for the fiscal year ended December 31, 2010.

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers

Asset Allocation	Bank of New York Mellon Corp/The	81
	Citigroup Inc	637
	Deutsche Bank	472
	Deutsche Bank AG	48
	Goldman Sachs Group Inc/The	753
	Morgan Stanley	590
	UBS AG	43
Balanced	Citigroup Inc	333
	Deutsche Bank	71
	Goldman Sachs Group Inc/The	198
	Morgan Stanley	711
	UBS AG	25
Bond & Mortgage Securities	Citigroup Inc	2,374
	Deutsche Bank	252
	Goldman Sachs Group Inc/The	999
	Morgan Stanley	13,245
	Nomura Asset Acceptance Corp	24
Diversified International	Deutsche Bank	150
	Morgan Stanley	187
Equity Income	Bank of New York Mellon Corp/The	8,380
	Deutsche Bank	640
	Morgan Stanley	800
Government & High Quality Bond	Citigroup Inc	21,270
	Deutsche Bank	1,096
	Goldman Sachs Group Inc/The	2,076
	Morgan Stanley	1,370
	Nomura Resecuritization Trust	3,059
Income	Citigroup Inc	2,530
	Deutsche Bank	817
	Goldman Sachs Group Inc/The	2,103
	Morgan Stanley	2,769
International Emerging Markets	Deutsche Bank	94
	Morgan Stanley	118

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
LargeCap Blend II	Bank of New York Mellon Corp/The	296
	Citigroup Inc	1,722
	Deutsche Bank	272
	Goldman Sachs Group Inc/The	1,001
	Morgan Stanley	753
LargeCap Growth	Deutsche Bank	121
	Goldman Sachs Group Inc/The	4,564
	Morgan Stanley	151
LargeCap Growth I	Bank of New York Mellon Corp/The	2,499
	Deutsche Bank	180
	Morgan Stanley	325
LargeCap S&P 500 Index	Bank of New York Mellon Corp/The	1,112
	Citigroup Inc	4,078
	Deutsche Bank	782
	Goldman Sachs Group Inc/The	2,551
	Morgan Stanley	2,199
LargeCap Value	Citigroup Inc	1,773
	Deutsche Bank	271
	Morgan Stanley	338
MidCap Blend	Deutsche Bank	131
	Morgan Stanley	164
Money Market	Deutsche Bank	8,000
	Deutsche Bank AG	7,693
	UBS AG	6,682
Principal Capital Appreciation	Deutsche Bank	181
	Morgan Stanley	227
Real Estate Securities	Deutsche Bank	17
	Morgan Stanley	21
Short-Term Income	Bank of New York Mellon Corp/The	3,099
	Citigroup Inc	5,333
	Deutsche Bank	432
	Goldman Sachs Group Inc/The	4,059
	Morgan Stanley	4,223
SmallCap Blend	Deutsche Bank	125
	Morgan Stanley	156
SmallCap Growth II	Deutsche Bank	360
	Morgan Stanley	450
SmallCap Value I	Deutsche Bank	202
	Morgan Stanley	253

Allocation of Trades
By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Principal provides investment advice to the Principal LifeTime Accounts of the Fund, and PGI assists Principal in managing the Principal LifeTime Accounts. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Accounts with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Conflicts may arise in connection with the services Principal and PGI provide to the
Principal Lifetime Accounts for the following reasons:

• Principal serves as the investment adviser to the underlying mutual funds in which the Principal LifeTime
Accounts invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which the Principal LifeTime Accounts may invest; and
• Principal’s, or an affiliated company’s, profit margin may vary depending upon the underlying fund in which the
Principal LifeTime portfolios invest.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and/or PGI does the following:

• Maintains a systematic methodology for determining asset allocation target recommendations and decisions regarding the mutual funds in which the Principal LifeTime Accounts invest that does not give undue consideration to the impact to Principal, PGI or affiliates;
• Reminds investment personnel who provide services to the Principal LifeTime Accounts of the conflicts of interest that may arise and Principal’s and PGI’s duties of loyalty and care as fiduciaries; and
• Principal’s Investment Oversight Committee monitors the services provided to the Principal LifeTime Accounts to ensure such services conform to the applicable investment methodology, that undue consideration is not given to
Principal or its affiliates, and that such services reflect Principal’s and PGI’s duties of loyalty and care as fiduciaries.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the
Account's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the
Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the
U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and
Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of
Directors as may from time to time be necessary.

Money Market Account
The share price of each Class of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the
Money Market Account’s ability to maintain a stable net asset value per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The
Accounts and the share classes they offer are identified in the chart in the “Fund History” section.

Distributor
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund with respect to sales and repurchases of
Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Rule 12b-1 Fees /Distribution Plans and Agreements
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and
Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting and annually approving continuation of the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the
Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The

Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:

• formulation and implementation of marketing and promotional activities;
• preparation, printing, and distribution of sales literature;
• preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
• obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
• making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
• providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31,
2010:

12b-1 Fees for the
Periods Ended
Account	December 31, 2010*
Diversified Balanced	$ 180
Diversified Growth	333
Diversified International	6
Equity Income	73
Government & High Quality Bond	4
Income	14
LargeCap Blend II	2
LargeCap Growth	2
MidCap Blend	26
Money Market	8
Principal Capital Appreciation	17
Real Estate Securities	1
SAM Balanced	267
SAM Conservative Balanced	39
SAM Conservative Growth	201
SAM Flexible Income	52
SAM Strategic Growth	155
Short-Term Income	5
SmallCap Growth II	7
SmallCap Value I	-
* Amounts in thousands.

INTERMEDIARY COMPENSATION

As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

AIG SunAmerica Life Insurance Company	First SunAmerica Life Insurance Company
American General Life Insurance Company	Principal Life Insurance Company

To obtain a current list of such firms, call 1-800-222-5852.

See the Distribution Plan and Additional Information Regarding Intermediary Compensation section of the
Prospectus for additional information.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an
Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An
Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

Qualification as a Regulated Investment Company
The Accounts intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal
Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Accounts must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Accounts' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Accounts do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such
Account to fail to qualify as a RIC under the IRC.

PORTFOLIO HOLDINGS DISCLOSURE

The Money Market Account publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule.

It is the Fund’s policy to disclose only public information regarding portfolio holdings, except as described below.

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny, Standard & Poor’s
Securities Evaluations, Inc., Market Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and RiskMetrics
Group) to facilitate voting of proxies; and

5)	To the Fund's custodian and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or Principal’s Chief Compliance
Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	Investment Company Institute
Advent	Iron Mountain
AIG Sunamerica Life Assurance Company	ISS
American General Life Insurance Company	ITG
Barra, Inc.	Market
Bloomberg, LP	Mellon Analytical Solutions
BNY Convergex	Merrill Communications
BNY Custody	Ness Technologies, Inc.
Charles River	Omgeo LLC
CheckFree	Principal Life Insurance Company
Citibank N.A.	R.R. Donnelley and Sons Company
Cliffwater LLC	Russell Investment Group member companies
Confluence Technologies, Inc.	Standard & Poor’s Securities Evaluations, Inc.
Depository Trust Co.	Standard Insurance Company
Eagle Investment Systems Corp.	State Street IMS
Electra Securities Transaction and Reconciliation System	SunGard Data Systems, Inc.
EzE Castle Software LLC	SunGard PTA
FactSet Research Systems	Thomson Baseline
Farmers New World Insurance Company	TIAA-CREF Life Insurance Company
Financial Tracking	Vestek
First SunAmerica Life Insurance Company	Wilshire
Glass Lewis	Wolters Kluwer Financial Services
HubData	Zeno Group

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM Portfolios invest to facilitate Edge’s management of the SAM Portfolios. Edge may use Underlying
Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the
CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each
Account to Principal or to that Account's Sub-Advisor, as appropriate. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of
Directors for approval.

The Diversified Balanced Account, Diversified Growth Account, Principal LifeTime Accounts and SAM Portfolios
invest in shares of other Accounts. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts.
The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those
Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2010, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap S&P 500 Index Account only
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-
Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life
Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P
500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance
Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance
Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P
500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the
Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR
ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR
INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT
TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING,
IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR
CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements of the Funds at December 31, 2010, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (155 North Wacker Drive, Chicago, IL 60606), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

(as provided by the Investment Advisors)

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. For information about potential material conflicts of interest, see Brokerage
Allocation and Other Practices - Allocation of Trades.

In this section, information about Principal Management Corporation's portfolio managers is listed first. Next, information about the sub-advisors' portfolio managers is listed alphabetically by sub-advisor.

Information in this section is as of December 31, 2010 unless otherwise noted.

Advisor: Principal Management Corporation

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
James W. Fennessey: Diversified
Balanced, Diversified Growth,
Principal LifeTime Strategic Income,
2010, 2020, 2030, 2040, 2050
Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	11	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Mariateresa Monaco: LargeCap
Blend II, LargeCap Growth I,
SmallCap Growth II, SmallCap
Value I Accounts
Registered investment companies	5	$222.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime
Strategic Income, 2010, 2020, 2030,
2040, 2050 Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Diversified
Balanced, Diversified Growth,
Principal LifeTime Strategic Income,
2010, 2020, 2030, 2040, 2050
Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	11	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Compensation

For Mr. Fennessey, Ms. Monaco, and Mr. Welch:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses
(except for the Diversified Balanced Account and Diversified Growth Account; the performance of those Accounts is not a factor in how Mr. Fennessey or Mr. Welch are compensated); the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Funds for which Ms. Monaco serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the

Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by
Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long
Term Incentive Pay programs.

For Ms. Monaco:
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of direct investment in equity funds managed by the team as well as PFG restricted stock.

For Mr. Tyler:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary and variable incentive that is reviewed annually. Fund performance is taken into account when determining variable incentive; the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Accounts for which Mr. Tyler serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the
Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.

Ownership of Securities

Dollar Range of Securities
	PVC Accounts Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each account on its own line)	Manager
James W. Fennessey	Diversified Balanced Account	None
James W. Fennessey	Diversified Growth Account	None
James W. Fennessey	Principal LifeTime 2010 Account	None
James W. Fennessey	Principal LifeTime 2020 Account	None
James W. Fennessey	Principal LifeTime 2030 Account	None
James W. Fennessey	Principal LifeTime 2040 Account	None
James W. Fennessey	Principal LifeTime 2050 Account	None
James W. Fennessey	Principal LifeTime Strategic Income Account	None
Mariateresa Monaco	LargeCap Blend Account II	None
Mariateresa Monaco	LargeCap Growth Account I	None
Mariateresa Monaco	SmallCap Growth Account II	None
Mariateresa Monaco	SmallCap Value Account I	None
Jeffrey R. Tyler	Principal LifeTime 2010 Account	None
Jeffrey R. Tyler	Principal LifeTime 2020 Account	None
Jeffrey R. Tyler	Principal LifeTime 2030 Account	None

Dollar Range of Securities
	PVC Accounts Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each account on its own line)	Manager
Jeffrey R. Tyler	Principal LifeTime 2040 Account	None
Jeffrey R. Tyler	Principal LifeTime 2050 Account	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income Account	None
Randy L. Welch	Diversified Balanced Account	None
Randy L. Welch	Diversified Growth Account	None
Randy L. Welch	Principal LifeTime 2010 Account	None
Randy L. Welch	Principal LifeTime 2020 Account	None
Randy L. Welch	Principal LifeTime 2030 Account	None
Randy L. Welch	Principal LifeTime 2040 Account	None
Randy L. Welch	Principal LifeTime 2050 Account	None
Randy L. Welch	Principal LifeTime Strategic Income Account	None

Sub-Advisor: Brown Investment Advisory Incorporated

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Kenneth M. Stuzin: LargeCap
Growth I
Registered investment companies	6	$2.1 billion	0	0
Other pooled investment vehicles	4	$426.7 million	0	0
Other accounts	88	$1.6 billion	1	$99.8 million

Compensation

The portfolio manager is compensated using a base salary, year-end bonus, and firm equity. The largest portion of the portfolio manager's compensation is firm equity. Compensation is subjective and takes into account the product's performance over rolling three-year periods versus its benchmark and peer group. Other important determinants of compensation are teamwork, client retention, and the overall success of the firm.

Brown controls risk by employing a highly collaborative investment process. As such, the investment team (portfolio managers and analysts) challenge each other on both the upside and downside. They utilize an upside/downside valuation-based scenario analysis where they set upside and downside price targets for each business they own.
This ensures that they do not take undue risk.

In addition, the use of equity as a large portion of a portfolio manager's compensation ensures that he balances reward and risk, the value of our equity being impacted by many things including retention of clients and reduction of risks to the firm as well as investment performance and new business.

Lastly, Paul Chew, CFA, is Head of Investments. He has oversight responsibility for all institutional products, including specifically, making sure the investment teams articulate and listen to opposing views. Additionally, he provides the CEO with a detailed analysis of the risk/return profile of each investment product on a regular basis.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Kenneth M. Stuzin	Large Cap Growth Account I	None

Sub-Advisor: ClearBridge Advisors, LLC

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Scott Glasser: LargeCap Blend
Account II
Registered investment companies	6	$6.8 billion	0	0
Other pooled investment vehicles	3	$215.0 million	0	0
Other accounts	31,914	$7.0 billion	0	0

Michael Kagan: LargeCap Blend
Account II
Registered investment companies	5	$6.1 billion	1	$520 million
Other pooled investment vehicles	3	$185 million	0	0
Other accounts	4,658	$1.1 billion	0	0

Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of
ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral– a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment
Committee/CIO approach to generation of alpha;
• Overall firm profitability and performance;
• Amount and nature of assets managed by the portfolio manager;
• Contributions for asset retention, gathering and client satisfaction;
• Contribution to mentoring, coaching and/or supervising;
• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;
• Market compensation survey research by independent third parties

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities
Portfolio Manager	(list each account on its own line)	Owned by the Portfolio Manager
Scott Glasser	LargeCap Blend Account II	None
Michael Kagan	LargeCap Blend Account II	None

Sub-Advisor: Columbus Circle Investors

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Thomas Bisighini: Large Cap
Growth
Registered investment companies	7	$3.8 B	0	0
Other pooled investment vehicles	5	$780.0 M	0	0
Other accounts	138	$6.2 B	3	$437 M

Anthony Rizza: Large Cap Growth
Registered investment companies	7	$3.8 B	0	0
Other pooled investment vehicles	5	$780.0 M	0	0
Other accounts	138	$6.2 B	3	$437 M

Compensation

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

a.	Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.

c.	Equity Payments. Professional staff who are partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan].

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Anthony Rizza	Large Cap Growth	None
Thomas Bisighini	Large Cap Growth	None

Sub-Advisor: Edge Asset Management, Inc.

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Charles D. Averill: SAM Balanced,
SAM Conservative Balanced, SAM
Conservative Growth, SAM Flexible
Income and SAM Strategic Growth
Portfolios
Registered investment companies	6	$9.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income
and Principal Capital Appreciation
Accounts
Registered investment companies	2	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jill R. Cuniff: SAM Balanced, SAM
Conservative Balanced, SAM
Conservative Growth, SAM Flexible
Income and SAM Strategic Growth
Portfolios
Registered investment companies	5	$9.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Phillip M. Foreman: Principal
Capital Appreciation Account
Registered investment companies	1	$653.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
John R. Friedl: Government &
High Quality Bond, Income and
Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Todd A. Jablonski: SAM
Balanced, SAM Conservative
Balanced, SAM Conservative
Growth, SAM Flexible Income and
SAM Strategic Growth Portfolios
Registered investment companies	6	$9.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government &
High Quality Bond, Income, and
Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	1	$571.4 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Government &
High Quality Bond, Income, and
Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Equity Income
Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation

Edge Asset Management, Inc. offers a competitive salary and incentive compensation plan that is evaluated periodically relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total compensation is targeted to be competitive with the national averages. Edge believes its compensation plan is adequate to hire and retain competent personnel. All investment professionals participate in its incentive compensation plan.

The incentive-based portion of the Portfolio Managers' compensation is determined by a combination of investment performance, professional performance and the firm’s financial metrics. Investment performance is 70% of a Portfolio
Manager’s incentive compensation and is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as measured equally by 1-3-5 year performance. Professional performance is
30% of a Portfolio Manager's incentive compensation as measured by satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth metrics. Incentive compensation can be targeted up to 125% of a portfolio manager's total base compensation but could be higher or lower depending on measurement factors.

The incentive compensation for Portfolio Managers is well aligned with client goals and objectives, which seeks to adequately incentivize Portfolio Managers and Analysts to seek maximum performance within appropriate risk parameters. Requirements to stay within stated client guidelines provide adequate risk controls.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels. All investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan.

There is a portion of the cash based incentive compensation for employees that may be deferred. This is dependent on multiple factors including the firms overall profitability, the overall cash incentive compensation award and other factors. If the overall cash incentive compensation award reaches a certain threshold a portion of the award may be deferred over a three year vesting schedule. The deferred assets are invested in cash. The managers are not directly compensated on asset growth, but are compensated based on the growth of the firm and the overall profitability of the firm. The ability to help grow the assets of their products is included in the metrics for incentive and total compensation.

All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities
Portfolio Manager	(list each account on its own line)	Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	None
Charles D. Averill	SAM Flexible Income Portfolio	None
Charles D. Averill	SAM Strategic Growth Portfolio	None
Daniel R. Coleman	Equity Income Account	None
Daniel R. Coleman	Principal Capital Appreciation Account	None
Jill R. Cuniff	SAM Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
Phillip M. Foreman	Principal Capital Appreciation Account	None
John R. Friedl	Government & High Quality Bond Account	None
John R. Friedl	Income Account	None
John R. Friedl	Short-Term Income Account	None
Todd A. Jablonski	SAM Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Ryan P. McCann	Government & High Quality Bond Account	None
Ryan P. McCann	Income Account	None
Ryan P. McCann	Short-Term Income Account	None
Scott J. Peterson	Government & High Quality Bond Account	None
Scott J. Peterson	Income Account	None
Scott J. Peterson	Short-Term Income Account	None
David W. Simpson	Equity Income Account	None

Sub-Advisor: Emerald Advisers, Inc.

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Joseph W. Garner: SmallCap
Growth Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$1.1 billion	0	$0

Kenneth G. Mertz II: SmallCap
Growth Fund II
Registered investment companies	2	$159.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	43	$1.2 billion	0	$0

Peter J. Niedland: SmallCap
Growth Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	30	$1.1 billion	0	$0

Stacey L. Sears: SmallCap Growth
Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	39	$1.1 billion	0	$0

Compensation

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.
The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide”
component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and
Operations.

Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager’s relative performance against the comparable index for rolling
Quarter, Year, and Five Year periods.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees.
Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Joseph W. Garner	SmallCap Growth Account II	None
Kenneth G. Mertz II	SmallCap Growth Account II	None
Peter J. Niedland	SmallCap Growth Account II	None
Stacey L. Sears	SmallCap Growth Account II	None

Sub-Advisor: Essex Investment Management Company, LLC (“Essex”)

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Nancy Prial: SmallCap Growth
Account II
Registered investment companies	3	$261 million	0	$0
Other pooled investment vehicles	4	$155 million	1	$1 million
Other accounts	22	$273 million	0	$0

Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-
sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to its peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. 75% of the evaluation is based on performance of the portfolios and 25% is based on teamwork, communication, and other subjective criteria. Essex also incents them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Nancy Prial	SmallCap Growth Account II	None

Sub-Advisor: J.P. Morgan Investment Management Inc.

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Christopher Blum: SmallCap Value
Account I
Registered Investment Companies	20	$5.5 billion	0	$0
Other Pooled Investment Vehicles	13	$1.7 billion	0	$0
Other Accounts	20	$1.1 billion	0	$0

Dennis Ruhl: SmallCap Value
Account I
Registered Investment Companies	12	$2.7 billion	0	$0
Other Pooled Investment Vehicles	5	$545.2 million	0	$0
Other Accounts	11	$869.7 million	0	$0

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to
40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP
Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities
Portfolio Manager	(list each account on its own line)	Owned by the Portfolio Manager
Christopher Blum	SmallCap Value Account I	None
Dennis Ruhl	SmallCap Value Account I	None

Sub-Advisor: Mellon Capital Management Corporation

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Warren Chiang: SmallCap Value
Account I
Registered investment companies	21	$7.6 billion	1	$4.5 billion
Other pooled investment vehicles	11	$891.0 million	1	$31.0 million
Other accounts	80	$7.0 billion	18	$2.5 billion

Ronald P. Gala: SmallCap Value
Account I
Registered investment companies	21	$7.6 billion	1	$4.5 billion
Other pooled investment vehicles	11	$891.0 million	1	$31.0 million
Other accounts	80	$7.0 billion	18	$2.5 billion

Adam T. Logan: SmallCap Value
Account I
Registered investment companies	21	$7.6 billion	1	$4.5 billion
Other pooled investment vehicles	11	$891.0 million	1	$31.0 million
Other accounts	80	$7.0 billion	18	$2.5 billion

Compensation

The primary objectives of the Mellon Capital compensation plans are to:
• Motivate and reward superior investment and business performance
• Motivate and reward continued growth and profitability
• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
• Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and
(variable) incentives (cash and deferred). An investment professional's base salary is determined by the employees'
experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.
Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").
These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s)
including both short and long term returns and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted
Stock for senior level roles.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that
Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon
Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities
	(list each account on its own line)	Owned by the Portfolio Manager
Warren Chiang	SmallCap Value Account I	None
Ronald P. Gala	SmallCap Value Account I	None
Adam T. Logan	SmallCap Value Account I	None

Sub-Advisor: Morgan Stanley Investment Management

	Other Accounts Managed
				Total Assets
				of the
				Accounts
			Number of	that
			Accounts	base the
		Total Assets	that base	Advisory
	Total	in the	the Advisory	Fee on
	Number	Accounts	Fee on	Performance
	of Accounts	(in millions)	Performance	(in millions)
Mark Bavoso: Asset Allocation
Account
Registered investment companies	5	$1.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Henry McVey: Asset Allocation
Account
Registered investment companies	4	$874.1 million	0	$0
Other pooled investment vehicles	2	$618.4 million	0	$0
Other accounts	10	$4.2 billion	4	$1.8 billion

Compensation

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:
• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment
Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.
For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley
Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities
Portfolio Manager	(list each account on its own line)	Owned by the Portfolio Manager
Mark Bavoso	Asset Allocation Account	None
Henry McVey	Asset Allocation Account	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
	Total		that base	base the
	Number	Total Assets	the Advisory	Advisory
	of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
Michael Ade: International Emerging
Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	23	$4.1 billion	5	$1.3 billion

David Blake: Principal LifeTime 2010,
2020, 2030, 2040, 2050, Strategic
Income Accounts
Registered investment companies	11	$17.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

				Total Assets
				of the
			Number of	Accounts
			Accounts	that
	Total		that base	base the
	Number	Total Assets	the Advisory	Advisory
	of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
Paul H. Blankenhagen: Diversified
International Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	4	$2.3 billion	0	$0
Other accounts	6	$786.8 million	0	$0

Juliet Cohn: Diversified International
Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	3	$2.3 billion	0	$0
Other accounts	8	$953.3 million	0	$0

Mihail Dobrinov: International Emerging
Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	22	$4.0 billion	5	$1.3 billion

Arild Holm: LargeCap Value Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	2	$257.2 million	0	$0
Other accounts	1	$71.2 million	0	$0

Thomas Kruchten: LargeCap S&P 500
Index Account
Registered investment companies	4	$4.5 billion	0	$0
Other pooled investment vehicles	3	$8.3 billion	0	$0
Other accounts	3	$81.4 million	0	$0

Dirk Laschanzky: Balanced, Principal
LifeTime 2010, 2020, 2030, 2040, 2050,
Strategic Income Accounts
Registered investment companies	11	$17.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	7	$1.2 million	0	$0

Thomas Morabito: SmallCap Blend
Account
Registered investment companies	3	$687.8 million	0	$0
Other pooled investment vehicles	11	$1.4 billion	0	$0
Other accounts	1	$33.4 million	0	$0

K. William Nolin: MidCap Blend Account
Registered investment companies	1	$1.4 billion	0	$0
Other pooled investment vehicles	4	$1.3 billion	0	$0
Other accounts	0	$0	0	$0

Phil Nordhus: SmallCap Blend Account
Registered investment companies	3	$687.8 million	0	$0
Other pooled investment vehicles	10	$1.4 billion	0	$0
Other accounts	1	$33.4 million	0	$0

				Total Assets
				of the
			Number of	Accounts
			Accounts	that
	Total		that base	base the
	Number	Total Assets	the Advisory	Advisory
	of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
Michael Reynal: International Emerging
Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	22	$4.0 billion	5	$1.3 billion

Jeff Schwarte: LargeCap Value Account
Registered investment companies	3	$1.6 billion	0	$0
Other pooled investment vehicles	4	$550.4 million	0	$0
Other accounts	6	$432.5 million	0	$0

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly.
Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group (PFG). In this way, team members participate in the profitability and growth of the equities business, similar to direct ownership interests. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of notional investment in equity funds managed by the team as well as
PFG restricted stock.

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by
Portfolio Manager	(list each account on its own line)	the Portfolio Manager
Mihail Dobrinov	International Emerging Markets Account	None
Arild Holm	LargeCap Value Account	None
Thomas Kruchten	LargeCap S&P 500 Index Account	None
Dirk Laschanzky	Balanced Account	None
Dirk Laschanzky	Principal LifeTime 2010 Account	None
Dirk Laschanzky	Principal LifeTime 2020 Account	None
Dirk Laschanzky	Principal LifeTime 2030 Account	None
Dirk Laschanzky	Principal LifeTime 2040 Account	None
Dirk Laschanzky	Principal LifeTime 2050 Account	None
Dirk Laschanzky	Principal LifeTime Strategic Income Account	None
Thomas Morabito	SmallCap Blend Account	None
Bill Nolin	MidCap Blend Account	None
Phil Nordhus	SmallCap Blend Account	None
Michael Reynal	International Emerging Markets Account	None
Jeff Schwarte	LargeCap Value Account	None

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
	Total		that base	base the
	Number	Total Assets	the Advisory	Advisory
	of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
Bill Armstrong: Bond & Mortgage
Securities Account
Registered investment companies	1	$1.7 billion	0	$0
Other pooled investment vehicles	3	$3.9 billion	0	$0
Other accounts	20	$5.5 billion	0	$0

Tracy Reeg: Money Market Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.7 billion	0	$0
Other accounts	2	$13.4 million	0	$0

Alice Robertson: Money Market
Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.7 billion	0	$0
Other accounts	2	$13.4 million	0	$0

Tim Warrick: Bond & Mortgage
Securities Account
Registered investment companies	1	$1.7 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	24	$5.9 billion	3	$1.3 billion

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Investment performance is a primary determinant of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the fixed income group rather than the broader Principal Financial Group (PFG). In this way, team members participate in the profitability and growth of the fixed income business, similar to direct ownership interests. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting.
Deferred compensation takes the form of a combination of direct investment in fixed income funds managed by the team as well as PFG restricted stock.

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Bill Armstrong	Bond & Mortgage Securities Account	None
Tracy Reeg	Money Market Account	None
Alice Robertson	Money Market Account	None
Tim Warrick	Bond & Mortgage Securities Account	None

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
	Total		that base	base the
	Number	Total Assets	the Advisory	Advisory
	of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
Matt Richmond: Real Estate Securities
Account
Registered investment companies	2	$1.7 billion	0	$0
Other pooled investment vehicles	10	$136.8 million	0	$0
Other accounts	13	$344.3 million	1	$53.0 million

Kelly D. Rush: Real Estate Securities
Account
Registered investment companies	5	$2.0 billion	0	$0
Other pooled investment vehicles	11	$153.4 million	0	$0
Other accounts	16	$391.1 million	1	$53.0 million

Compensation

Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives,

with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance generally comprises 60% of total variable compensation. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions.

Among senior team members (approximately 10% of real estate employees), a portion of variable earnings are structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of notional investment in equity funds managed by the team and Principal Financial Group restricted stock units. The remaining real estate employees receive a short-term incentive as part of their annual compensation.

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Matt Richmond	Real Estate Securities Account	None
Kelly D. Rush	Real Estate Securities Account	None

Sub-Advisor: T. Rowe Price Associates, Inc.

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Anna M. Dopkin: LargeCap Blend Account II
Registered investment companies	7	$5.2 billion*	0	$0
Other pooled investment vehicles	6	$3.1 billion	0	$0
Other accounts	61	$21.0 billion	0	$0

Ann M. Holcomb: LargeCap Blend Account II
Registered investment companies	7	$5.2 billion*	0	$0
Other pooled investment vehicles	6	$3.1 billion	0	$0
Other accounts	61	$21.0 billion	0	$0

Robert W. Sharps: LargeCap Growth
Account I
Registered investment companies	5	$5.4 billion**	0	$0
Other pooled investment vehicles	7	$10.7 billion	0	$0
Other accounts	40	$5.6 billion	0	$0

*	Does not include assets of the Principal LargeCap Blend II Series.
**	Does not include assets of the Principal LargeCap Growth I Series.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long- term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe
Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned
Portfolio Manager	(list each account on its own line)	by the Portfolio Manager
Anna M. Dopkin	LargeCap Blend Account II	None
Ann M. Holcomb	LargeCap Blend Account II	None
Robert W. Sharps	LargeCap Growth Account I	None

APPENDIX A
Description of Bond Ratings:
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.
Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with
"ample margins of protection." MIG 3 notes are of "favorable quality but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings:
Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings
A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-
looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B

Proxy Voting Policies

The proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-
Advisor.

Principal Management Corporation (“Principal”) Proxy Voting Policy
Effective March 10, 2009

Proxy Voting Policy
Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-
depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”),
which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.

On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines.
Where the Guidelines do not direct a particular response and instead list relevant factors, the
ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.

In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

· The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;
· The approval of Principal’s Chief Investment Officer;
· Notification to the Proxy Voting Coordinator and other appropriate personnel
(including PGI Portfolio Managers whose clients may own the particular security);
· A determination that the decision is not influenced by any conflict of interest; and
· The creation of a written record reflecting the process.

Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate

Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios
The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual
Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients
The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.

Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio
Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with
Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the
Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically,
Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out,
Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

· Restrictions for share blocking countries;1

1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

· Casting a vote on a foreign security may require that Principal engage a translator;
· Restrictions on foreigners’ ability to exercise votes;
· Requirements to vote proxies in person;
· Requirements to provide local agents with power of attorney to facilitate the voting instructions;
· Untimely notice of shareholder meeting;
· Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding
Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
However, the Proxy Voting Coordinator may disclose that it is the general policy to follow
ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King,
Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes
(i.e., to vote against ISS recommendation).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting
Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The
Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client,
Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department.
Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

· Client request to review proxy votes:
o Any request, whether written (including e-mail) or oral, received by any
Employee of Principal, must be promptly reported to the Proxy Voting
Coordinator. All written requests must be retained in the client’s permanent file.

	o	The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.
	o	The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days).
Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.
	o	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
·	Proxy statements received regarding client securities:
	o	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.
	o	Note: Principal is permitted to rely on proxy statements filed on the SEC’s
EDGAR system instead of keeping their own copies.

·	Proxy voting records:
	o	Principals’ proxy voting record is maintained by ISS. The Proxy Voting
Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.
	o	Principal will maintain documentation to support the decision to vote against
ISS recommendation.
	o	Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

Brown Advisory
August 2008

e.	PROXY VOTING POLICY ON SECURITIES*

The Firm shall vote proxies consistent with this Policy. Generally, the
Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.

Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors. Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.

Appointment of Auditors. Management recommendations shall generally be supported.

Changes in State of Incorporation or Capital Structure. Management
recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.

Executive Compensation. Although management recommendations
should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest

A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The
Firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy. The Firm may vote proxies for routine matters as required by this Policy.

Immaterial Conflicts. The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If the Firm believes that (A)
it has a material conflict and (B) that the issue to be voted upon is non-
routine or is not covered by this Policy, then:

a)	In the case of a Fund, the Firm shall contact the Proxy Manager for Citigroup Global Transaction Services for a review and
determination;
b)	In the case of all other clients, the Firm should confer with counsel to ensure that the proxy is voted in the best interest of the client.

Abstention

The Firm may abstain from voting proxies in certain circumstances. The
Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

Recordkeeping

The Firm will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the
Firm. The Firm will retain the following:

o	Copies of the proxy voting procedures and policies, and any
amendments thereto.

o	A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy
statements from the SEC’s EDGAR system for those proxy
statements that are so available.

o	A record of each vote that the Firm casts.

o	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

o	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities, Brown Investment
Advisory Incorporated, Brown Advisory LLC and Brown Securities, LLC
will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy. If a client requests this information, the Chief
Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.

A concise summary of this Policy will be included in the Form ADV Part
II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility: Director of Research, Portfolio Managers

CLEARBRIDGE ADVISORS PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 8, 2010

I.	Types of Accounts for Which ClearBridge Votes Proxies
II.	General Guidelines
III.	How ClearBridge Votes
IV.	Conflicts of Interest
	A.	Procedures for Identifying Conflicts of Interest
	B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
	C.	Third Party Proxy Voting Firm – Conflicts of Interest
V.	Voting Policy
	A.	Election of Directors
	B.	Proxy Contests
	C.	Auditors
	D.	Proxy Contest Defenses
	E.	Tender Offer Defenses
	F.	Miscellaneous Governance Provisions
	G.	Capital Structure
	H.	Executive and Director Compensation
	I.	State of Incorporation
	J.	Mergers and Corporate Restructuring
	K.	Social and Environmental Issues
	L.	Miscellaneous
VI.	Other Considerations
	A.	Share Blocking
	B.	Securities on Loan
VII.	Disclosure of Proxy Voting
VIII.	Recordkeeping and Oversight

1

CLEARBRIDGE ADVISORS’[1] Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the
Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.
We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated
position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

[1] These policies and procedures pertain to ClearBridge Advisors, LLC and ClearBridge Asset Management Inc (collectively, “ClearBridge”).

2

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between
ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii)
to bring conflicts of interest of which they become aware to the attention of ClearBridge’s
General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-
ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because
ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-
ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing
Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A.
must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because
ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

	3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the
Proxy Committee will be maintained.

	4.	If it is determined by the Proxy Committee that a conflict of interest is not material,
ClearBridge may vote proxies notwithstanding the existence of the conflict.

	5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy
Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.		Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team
(e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients,

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

ClearBridge will comply with a client direction to vote proxies in accordance with Institutional
Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

	a.	We withhold our vote from a director nominee who:
• attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

• were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

• received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

• is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent
(unless the director nominee is also the company CEO, in which case we will vote
FOR);

• is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

	b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

	•	Designation of a lead director
	•	Majority of independent directors (supermajority)
	•	All independent key committees
	•	Size of the company (based on market capitalization)
	•	Established governance guidelines
	•	Company performance

3.	Majority of Independent Directors

	a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

	b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

	a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

	b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

	c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

	d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

	a.	We vote case-by-case on proposals that establish or amend director qualifications.
Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

	b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include:
chronology of events leading up to the proxy contest; qualifications of director nominees
(incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

	a.	We vote against proposals to classify the board.

	b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

	a.	We vote against proposals that provide that directors may be removed only for cause.

	b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

	c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

	d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

	a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

	b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

	c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-
election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

	a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

	b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

	a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

	b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

	a.	We vote for proposals that seek to fix the size of the board.

	b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

	a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

	b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and
Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

	•	shareholder rights are protected;
	•	there is negligible or positive impact on shareholder value;
	•	management provides adequate reasons for the amendments; and
	•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

	a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

	b.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

	c.	We vote on a case-by-case basis on management proposals to ratify a poison pill.
Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

	a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

	b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

	a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

	b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

	a.	We vote against dual class exchange offers.

	b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

	a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

	b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

	a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

	b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

	a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

	b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee.
Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G. Capital Structure

1.	Common Stock Authorization

	a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

	b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

• Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

• The proposed increase is reasonable (i.e. less than 150% of current inventory)
based on an analysis of the company's historical stock management or future growth outlook of the company.

	c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than
100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

	a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

	b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

	c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

	d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

	a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

• Size of the Company.

• Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

• Percentage of the rights offering (rule of thumb less than 5%).

	b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.
Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal
Revenue Code.

	d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.
Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

	a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

	b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the %
relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

• Compensation committee comprised of independent outside directors
• Maximum award limits
• Repricing without shareholder approval prohibited

5.	Golden Parachutes

	a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

	b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

	a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).
We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

	b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

	a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

	b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10. Stock Compensation Plans

	a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

	b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11. Directors Retirement Plans

	a.	We vote against retirement plans for non-employee directors.

	b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

	•	Historic trading patterns
	•	Rationale for the repricing
	•	Value-for-value exchange
	•	Option vesting
	•	Term of the option
	•	Exercise price
	•	Participation

13. Shareholder Proposals Recording Executive and Director Pay

	a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

	b.	We vote against shareholder proposals requiring director fees be paid in stock only.

	c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

	d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

	e.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

	a.	We vote for proposals to opt out of state freeze-out provisions.

	b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

	a.	We vote against proposals to amend the charter to include control share acquisition provisions.

	b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

	c.	We vote for proposals to restore voting rights to the control shares.

	d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include:
benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.
Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders'
social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

	a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

	b.	the percentage of sales, assets and earnings affected;

	c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

	d.	whether the issues presented should be dealt with through government or company-
specific action;

	e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

	f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

	g.	what other companies have done in response to the issue;

	h.	whether the proposal itself is well framed and reasonable;

	i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

	j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

	a.	Energy Efficiency and Resource Utilization

	b.	Environmental Impact and Climate Change

	c.	Human Rights and Impact on Communities of Corporate Activities

	d.	Equal Employment Opportunity and Non Discrimination

	e.	ILO Standards and Child/Slave Labor

	f.	Product Integrity and Marketing

	g.	Sustainability Reporting

	h.	Board Representation

	i.	Animal Welfare

L. Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Operational Items

	a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

	b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

	c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

	d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

	e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

	f.	We vote against proposals to approve other business when it appears as voting item.

3.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

	•	the opening of the shareholder meeting
	•	that the meeting has been convened under local regulatory requirements
	•	the presence of a quorum
	•	the agenda for the shareholder meeting
	•	the election of the chair of the meeting
	•	regulatory filings
	•	the allowance of questions
	•	the publication of minutes
	•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

4. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

5. Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by
ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting
(e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which
ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if
ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of
ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a
ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered
Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Columbus Circle Investors

PROXY VOTING POLICY

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance
Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating
Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder
Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides
Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’
proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.
Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

■"Normal" elections of directors

■ Approval of auditors/CPA

■ Directors' liability and indemnification

■ General updating/corrective amendments to charter

■ Elimination of cumulative voting

■ Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:
■ Capitalization changes that eliminate other classes of stock and voting rights
■ Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
■ Stock purchase plans with an exercise price of not less than 85% FMV
■ Stock option plans that are incentive based and not excessive
■ Reductions in supermajority vote requirements
■ Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:
■ Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
■ Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
■ Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
■ Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
■ Classified or single-slate boards of directors
■ Reincorporation into a state that has more stringent anti-takeover and related provisions
■ Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

■ Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
■ Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
■ Amending articles to relax quorum requirements for special resolutions
■ Re-election of director(s) directly responsible for a company’s fraudulent or criminal act
■ Re-election of director(s) who holds offices of chairman and CEO
■ Re-election of director(s) who serve on audit, compensation and nominating committees
■ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
■ Adoption of option plans/grants to directors or employees of related companies
■ Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:
■ Auditors should attend the annual meeting of shareholders
■ Election of the board on an annual basis
■ Equal access to proxy process
■ Submit shareholder rights plan poison pill to vote or redeem

■ Undo various anti-takeover related provisions
■ Reduction or elimination of super-majority vote requirements
■ Anti-greenmail provisions
■ Submit audit firm ratification to shareholder votes
■ Audit firm rotations every five or more years
■ Requirement to expense stock options
■ Establishment of holding periods limiting executive stock sales
■ Report on executive retirement benefit plans
■ Require two-thirds of board to be independent
■ Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:
■ Requiring directors to own large amounts of stock before being eligible to be elected
■ Restoring cumulative voting in the election of directors
■ Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
■ Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.
■ Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

■ Prohibition or restriction of auditors from engaging in non-audit services
(auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

■ Requirements that stock options be performance-based

■ Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

■ Shareholder access to nominate board members

■ Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.
Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.
Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.
Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest.
By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making,
Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

Edge Asset Management, Inc.

Proxy Voting Policy
Dated October 2010

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide clients proxy voting results upon request, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures that address Edge’s proxy policies and practices, which includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b)
to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe their proxy voting policies and procedures to clients and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Director of Strategy & Operations or their designee (“DSO”) has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping. The
Trading Associate is responsible for the day-to-day management of Edge’s proxy voting practices.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

• Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to an expert proxy voting organization, Risk Metrics Group (“RMG”).

RMG provides policy guidelines and proxy research and analysis in addition to proxy voting. RMG provides Edge with the opportunity to override any proxy proposal that
Edge feels is not in the best interest of the client.

2.	Disclosure

	•	Edge’s proxy voting policy and procedures are based on RMG’s Standard Proxy
Voting Guidelines and are provided to each client which elects to delegate such authority to Edge. At such client’s discretion, Edge’s policy and procedures will be disclosed in either the client’s Statement of Additional Information (“SAI”) or on its
web site.

3.	Client Requests for Information

	•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Operations
Manager to coordinate an appropriate response.

4.	Voting Guidelines

	•	RMG will vote proxies in the best interests of the client. RMG will vote all proxies from a specific issuer the same way for each client.

	•	RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

	•	RMG will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

	•	In reviewing proposals, the opinions of management, the effect on shareholder value and the issuer’s business practices will be considered.

5.	Conflicts of Interest

	•	If RMG or Edge abstains from voting a proxy due to a conflict or if Edge elects to override an RMG recommendation, it will seek to identify and evaluate whether any conflicts of interest that may exist between the issuer and Edge, its employees and clients.

	•	The resolution will be determined by the Chief Compliance Officer (“CCO”), the appropriate Asset Class Head (“ACH”) and DSO who will review the information and determine if a material conflict exists. If a material conflict is determined to exist, the DSO will disclose the conflict to the affected clients, and request instruction from the client as how to vote the proxy.

	•	Edge will maintain a record of the voting resolution of any conflict of interest.

6.	Recordkeeping

The Trading Associate shall retain the following proxy records in accordance with the SEC’s five-year retention requirement. The retention of certain proxy records may be satisfied through reliance on a third party such as RMG or EDGAR.

Records to be maintained include but are not limited to:

•	These policies and procedures and any amendments;

•	A copy of each proxy statement that Edge receives regarding client securities, records to be maintained by RMG on behalf of Edge.

•	A record of each vote that Edge casts;

•	Any document Edge created that was material to making a decision how to vote proxies;

•	A copy of each written request from a client for information on how Edge voted such client’s proxies, a copy of any written response; and all client communication regarding proxies

•	A record of each potential and material conflict of interest identified by the adviser.
Such record shall include a summary of the conflict and actions taken to resolve it.
The record shall also include any analysis of the conflict and rationale considered when making a decision to vote the proxy.

Historical Policies: Revised February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner.
Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
	a.	Compensation
	b.	Corporate Expansion
	c.	Dividend Policy
	d.	Free Cash Flow
	e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
	f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members.
Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process.
Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation
EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.
These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote
Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt
Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution:
Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote
Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of
Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called
“sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan
(Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote
Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes.
Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.
Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy
Include:

1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

Summary of Proxy Voting Policies and Procedures
Introduction
Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients'
portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected c1ient(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to
Essex, Essex will vote such client's proxies.

Voting Agent
Essex has contracted with an independent third party provider of proxy voting and corporate governance services (“proxy agent”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The proxy agent specializes in providing a variety of fiduciary-level services related to proxy voting. The proxy agent researches proxy issues and then independent from Essex executes votes.

Essex has adopted the proxy agent's proxy voting policy guidelines as its own and votes Essex's clients'
proxies (for those clients over which it has proxy voting authority) according to those policy guidelines.

Details of the proxy agents' proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Chief Compliance
Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee
Essex's Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the
Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), proxy agent's proxy voting policies as Essex's own proxy voting policies. Any changes to the proxy agent voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur.
The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest
As noted, Essex has an agreement with a proxy agent as an independent proxy voting agent and has adopted the proxy agent's proxy voting policies. The adoption of the proxy agent's proxy voting policies which provide pre-determined policies for voting proxies was designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the proxy agent itself may have a material conflict with respect to a proxy vote that it is voting on Essex's clients' behalf. In those situations, the proxy agent will fully or partially abstain from voting the proxy and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex's Committee and Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the proxy agent.

In both of the preceding circumstances, the Committee and Essex's Chief Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients.

Proxy/Shareblocking
In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

How to Obtain Voting Information
Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Essex at, (617) 342-3200 or
proxyvoting@essexinvest.com <mailto:proxyvoting@essexinvest.com>.

Global Proxy Voting
Procedures and Guidelines
For North America

2010 Edition

April 1, 2010

		Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	4
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

	A.	North America	8-23
		Table of Contents	9-10
		Guidelines	11-23

Part I: JPMorgan Asset Management Global

Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit
A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”)
may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. [1]

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues
(the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy
Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the
Investment, Legal, Compliance and Risk Management Departments. The primary functions of each
Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The
Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’
portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the
Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and
executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy
Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. [2]
¹ 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered
Managers Behavorial Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.
[2] The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C.	The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy
Administrator”) for each global location of such entity where proxy-voting decisions are made. The
Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following:
evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists
(including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate
Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the
Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the
Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of
Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the
Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the
Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and
maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy
(as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard
Policy, and established formal informational barriers designed to restrict the flow of information from
JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with
JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy
Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the
Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment
Department and one or more Proxy Committee members from the Legal, Compliance or Risk
Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy
Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  removing certain JPMAM personnel from the proxy voting process;
  “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
  deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  a copy of the JPMAM Proxy Voting Procedures and Guidelines;
  a copy of each proxy statement received on behalf of JPMAM clients;
  a record of each vote cast on behalf of JPMAM client holdings;
  a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
  a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
  a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting
Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central
America and South America (3) Asia (ex-Japan) and (4) Japan,
respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible
Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections		11

2.	Proxy Contests		11
	a.	Election of Directors	11
	b.	Reimburse Proxy Solicitation Expenses	11

3.	Ratification of Auditors		12

4.	Proxy Contest Defenses		13-14
	a.	Board Structure: Staggered vs. Annual Elections	13
	b.	Shareholder Ability to Remove Directors	13
	c.	Cumulative Voting	13
	d.	Shareholder Ability to Call Special Meeting	14
	e.	Shareholder Ability to Act by Written Consent	14
	f.	Shareholder Ability to Alter the Size of the Board	14

5.	Tender Offer Defenses		14-15
	a.	Poison Pills	14
	b.	Fair Price Provisions	14
	c.	Greenmail	14
	d.	Unequal Voting Rights	14
	e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
	f.	Supermajority Shareholder Vote Requirement to Approve Mergers	15

6.	Miscellaneous Board Provisions		15-16
	a.	Separate Chairman and CEO Positions	15
	b.	Lead Directors and Executive Sessions	15
	c.	Majority of Independent Directors	15
	d.	Stock Ownership Requirements	16
	e.	Term of Office	16
	f.	Director and Officer Indemnification and Liability Protection	16
	g.	Board Size	6
	h.	Majority Vote Standard	16

7.	Miscellaneous Governance Provisions		16-17
	a.	Independent Nominating Committee	16
	b.	Confidential Voting	16
	c.	Equal Access	16
	d.	Bundled Proposals	16
	e.	Charitable Contributions	16
	f.	Date/Location of Meeting	16
	g.	Include Nonmanagement Employees on Board	17
	h.	Adjourn Meeting if Votes are Insufficient	17
	i.	Other Business	17
	j.	Disclosure of Shareholder Proponents	17

8.	Capital Structure		17-18
	a.	Common Stock Authorization	17
	b.	Stock Distributions: Splits and Dividends	17
	c.	Reverse Stock Splits	17
	d.	Blank Check Preferred Authorization	17
	e.	Shareholder Proposals Regarding Blank Check Preferred Stock	17
	f.	Adjustments to Par Value of Common Stock	17
	g.	Restructurings/Recapitalizations	18
	h.	Share Repurchase Programs	18
	i.	Targeted Share Placements	18

Part II.A: North America Guidelines Table of Contents

9. Executive and Director Compensation		18-20
a.	Stock-based Incentive Plans	`19
b.	Approval of Cash or Cash-and-Stock Bonus Plans	19
c.	Shareholder Proposals to Limit Executive and Director Pay	19
d.	Say on Pay	19
e.	Golden and Tin Parachutes	19
f.	401(k) Employee Benefit Plans	19
g.	Employee Stock Purchase Plans	20
h.	Option Expensing	20
i. Option Repricing		20
j.	Stock Holding Periods	20
k.	Transferable Stock Options
l. Recoup Bonuses		20

10. Incorporation		20
a.	Reincorporation Outside of the United States	20
b.	Voting on State Takeover Statutes	20
c.	Voting on Reincorporation Proposals	20

11. Mergers and Corporate Restructurings		20
a.	Mergers and Acquisitions	20
b.	Nonfinancial Effects of a Merger or Acquisition	20
c.	Corporate Restructuring	20
d.	Spin-offs	21
e.	Asset Sales	21
f.	Liquidations	21
g.	Appraisal Rights	21
h.	Changing Corporate Name	21

12. Social and Environmental Issues		21
a.	Energy and Environment	21
b.	Military Business	22
c.	International Labor Organization Code of Conduct	22
d.	Promote Human Rights in China, Nigeria, and Burma	22
e.	World Debt Crisis	22
f.	Equal Employment Opportunity and Discrimination	22
g.	Animal Rights	22
h.	Product Integrity and Marketing	22
i.	Human Resources Issues	22
j.	Link Executive Pay with Social and/or Environmental Criteria
k.	High Risk Markets	22

13. Foreign Proxies		22

14. Pre-Solicitation Contact		22-23

Part II.A: North America Guidelines

1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or
ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence
(such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry;
management’s track record; background to the proxy contest; qualifications of director nominees
(both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and
number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).

4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,
,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-
hand poison pill).

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

• Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

• 2/3 of independent board;

• All-independent key committees;

• Committee chairpersons nominated by the independent directors;

• CEO performance is reviewed annually by a committee of outside directors; and

• Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.
Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a
"lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size
Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting.
No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis.
Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.
Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—
even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Say on Pay
Vote for “Say on Pay” a non-binding advisory vote but vote against proposals which would require further shareholder say on compensation whereby shareholder influence would impede on one of the main duties of the board of directors of the company.

9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation
10a. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price
(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and
changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts,
“going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-
by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto
Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis
Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in
London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.
Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
• a pending acquisition or sale of a substantial business;
• financial results that are better or worse than recent trends would lead one to expect;
• major management changes;
• an increase or decrease in dividends;
• calls or redemptions or other purchases of its securities by the company;
• a stock split, dividend or other recapitalization; or
• financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the
Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan
Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

4 November 2010

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the
investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the
“Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the
applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.
The Committee will also consider specific interests and issues raised by a Subsidiary to the
Committee, which interests and issues may require that a vote for an account managed by a
Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our
Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security
Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12. Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Appendix A Policy Revision History

Revision	Description		Final	Final
Date	of	Policy Owner	Approval	Approval
	Revision		Date	By
10/24/08	Annual Review	BNYM Proxy	10/24/08	BNYM Proxy
	No Revisions	Policy Committee		Policy Committee
09/30/09	Annual Review	BNYM Proxy	10/29/09	BNYM Proxy
	Revisions made to conform	Policy Committee		Policy Committee
to updated Proxy Voting
Procedures
Reformat Corp Template
10/14/10	Annual Review	BNYM Proxy	11/4/10	BNYM Proxy
	Section 12 added.	Policy Committee		Policy Committee

October 1, 2010

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan
Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment
Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley
Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited and
Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of
Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the
MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s)
for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

1

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than
English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;
(iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi)
requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client
Proxy Standard. ISS has been retained to provide assistance in connection with voting
non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy
(subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.
However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section
III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP
GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

· Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

2

·		General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

·		Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.		Board of Directors.

1.		Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

	a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

	b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York
Stock Exchange or Nasdaq rules for most U.S. companies, and The
Combined Code on Corporate Governance in the United Kingdom). Thus,
for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market

3

standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

	i.	At a company with a shareholder or group that controls the
company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a
controlled company includes independent members who can be
expected to look out for interests of minority holders.

	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.		Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.		We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.		We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.		We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line”
test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.		In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

4

	h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

	i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

	j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis;
for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate
Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

	k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors'
responsibility is a routine agenda item, we generally support such discharge.
However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S.
shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent
Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an

6

individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets.
These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

· Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

· U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
(i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed
100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

· U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

· Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We

7

generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British
Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

	·	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

	·	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

	·	Management proposals to effect stock splits.

	·	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

	·	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

	·	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

	·	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

	·	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

	·	Proposals relating to changes in capitalization by 100% or more.

8

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S.
companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii)
prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

9

7.		Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors.	We generally support management proposals for selection or
ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.		Executive and Director Remuneration.

1.		We generally support the following:

· Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

· Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

· Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

· Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

10

	3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit
Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

	4.	Shareholder proposals advocating stronger and/or particular pay-for-
performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

	5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

	6.	We generally support shareholder proposals for reasonable “claw-back”
provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

	7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.	Social, Political and Environmental Issues. Shareholders in the United States
and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters.
We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value.
We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related

11

to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other
MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive
Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the
Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the
Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy
Standard.

CGT and members of the Committee may take into account Research Providers’
recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

12

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more
MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM
Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

13

3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the
Committee. The CGT Director may request non-voting participation by MSIM’s General
Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and
Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting
Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge
Funds investment team, the Private Equity Fund of Funds investment team or the Private
Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions

14

made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s)
that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the
“Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated
Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated
Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

15

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

• The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

• Proxies are not voted in Clients’ best interests.

• Proxies are not identified and voted in a timely manner.

• Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

• The third-party proxy voting services utilized by the Advisers are not independent.

• Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the
Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process.
The Investment Accounting Department has delegated the handling of class action activities to a Senior
Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics
Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.[11] The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an
“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS
Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the
Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS
Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other
PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXIX).

11 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the
Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy
votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Client
Services Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Client Services Department and the Proxy Voting Coordinator.
This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account
Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations
Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi
(wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-
held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advis-
ers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordi-
nator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those
Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client.
Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[12]
-	Casting a vote on a foreign security may require that the adviser engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

12	In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and poten-
tially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with inten-
tions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications
(e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the
CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The
Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department.
Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to
Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

• Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

• The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

• The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

• Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

• Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

• The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

• The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

• The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class actions on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently termi-
nated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class actions is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action process. Where actual, potential or apparent conflicts are identified regarding any material mat-

ter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting
Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment
Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—
such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as
RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis,
and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy
Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy
Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’
long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’
current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-
targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy
Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest,
T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a
“compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting
Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.